Bridgeway Funds, Inc.
20 Greenway Plaza, Suite 450
Houston, Texas 77046
(800) 661-3550

Dear Shareholder,

A special meeting (the “Meeting”) of the shareholders of the Small-Cap Growth Fund (the “Target Fund”), a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), will be held on September 22, 2021, at 10:00 a.m., Central time, at 20 Greenway Plaza, Suite 450, Houston, Texas 77046.  A Proxy Statement/Prospectus regarding the Meeting, a proxy card for your vote at the Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

The primary purpose of the proposal (the “Reorganization”) discussed in the Proxy Statement/Prospectus is to consolidate the Target Fund into the Small-Cap Value Fund (the “Acquiring Fund”).  Bridgeway Capital Management, LLC (the “Adviser”) has continued to analyze and assess opportunities to improve the overall business outlook for the Bridgeway Funds.  The Adviser believes that the Target Fund is significantly below the asset level necessary for efficient operations.  In addition, the Adviser notes that the Target Fund has, for certain periods, underperformed its benchmark, the Russell 2000 Growth Index, which the Adviser believes may make it increasingly difficult to increase the Target Fund’s assets in the near term.  With respect to the Reorganization, the Target Fund and Acquiring Fund have substantial product overlap in that they have identical investment objectives and substantially similar investment strategies.  Assets of both Funds are below preferred asset levels and capacity in terms of benefiting from economies of scale that potentially could lead to lower expense ratios.  If shareholders of the Target Fund approve the Reorganization, the combined assets of the Target Fund and the Acquiring Fund have the potential over time to lead to a lower expense ratio for the Acquiring Fund.  Further, the Reorganization will also consolidate the Bridgeway Funds product offering, which may assist in attracting new investors and/or assets, while providing shareholders of the Target Fund the opportunity to continue to maintain small-cap exposure as shareholders of the Acquiring Fund.

The independent directors of the Bridgeway Funds believe that the Reorganization proposed in the accompanying Proxy Statement/Prospectus is in the best interests of the Target Fund and the Acquiring Fund and will not result in the dilution of the interests of the existing shareholders of the Target Fund or the Acquiring Fund.  The Proxy Statement/Prospectus seeks your vote in favor of the Reorganization.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus or COVID-19, Bridgeway Funds is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that Bridgeway Funds may allow for virtual attendance. If Bridgeway Funds takes this step, it will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and Bridgeway Funds will post the announcement and additional information on its website at bridgewayfunds.com as soon as practicable before the Meeting. Bridgeway Funds recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope.  If you attend the shareholder meeting, you may vote your shares in person.  If you expect to participate in the shareholder meeting, or have questions, please notify our proxy solicitor, Broadridge, toll free at (855) 928-4495.  You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card.  If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge, reminding you to vote your shares.

Sincerely,

/s/Tammira Philippe
Tammira Philippe
President, Bridgeway Funds, Inc.

June 30, 2021

Bridgeway Funds, Inc.
20 Greenway Plaza, Suite 450
Houston, Texas 77046
(800) 661-3550

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on September 22, 2021
A special meeting (the “Meeting”) of the shareholders of the Small-Cap Growth Fund (the “Target Fund”), a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), will be held on September 22, 2021, at 10:00 a.m., Central time, at 20 Greenway Plaza, Suite 450, Houston, Texas 77046, to vote on the following proposal (the “Proposal”):
To approve a Plan of Reorganization between the Target Fund and Small-Cap Value Fund (the “Acquiring Fund”), a series of Bridgeway Funds, providing for: (i) the conversion of the shares of the Target Fund into shares of the Acquiring Fund and (ii) the resulting transfer to the Acquiring Fund of all of the property, assets and goodwill of the Target Fund.

Shareholders of record as of the close of business on June 16, 2021, are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.  The Proposal will be effected only if the Target Fund’s shareholders approve the Proposal.

The Board of Directors of Bridgeway Funds (the “Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card.
The Board recommends that you cast your vote FOR the above Proposal as described in the Proxy Statement/Prospectus.
Please sign and promptly return each proxy card in the postage paid return envelope regardless of the number of shares owned.
Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and voting in person.
The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus or COVID-19, Bridgeway Funds is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that Bridgeway Funds may allow for virtual attendance. If Bridgeway Funds takes this step, it will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and Bridgeway Funds will post the announcement and additional information on its website at bridgewayfunds.com as soon as practicable before the Meeting. Bridgeway Funds recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.
By Order of the Board of Directors,

/s/Deborah L. Hanna
Deborah L. Hanna, Secretary, Bridgeway Funds, Inc.
June 30, 2021

Bridgeway Funds, Inc.
20 Greenway Plaza, Suite 450
Houston, Texas 77046
(800) 661-3550

PROXY STATEMENT/PROSPECTUS
June 30, 2021
Introduction
This Proxy Statement/Prospectus contains information that shareholders of the Small-Cap Growth Fund (the “Target Fund”), a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), should know before voting on the proposed reorganization that is described herein, and should be retained for future reference.  This document is both the proxy statement of the Target Fund and also a prospectus for Small-Cap Value Fund (the “Acquiring Fund”), which is also a series of Bridgeway Funds.  The Target Fund and the Acquiring Fund are series of a registered open-end management investment company.  The Target Fund and the Acquiring Fund collectively are referred to as the “Funds” and individually as a “Fund.”
A special meeting of the shareholders of the Target Fund (the “Meeting”) will be held at 20 Greenway Plaza, Suite 450, Houston, Texas 77046, on September 22, 2021, at 10:00 a.m., Central time.  At the Meeting, shareholders of the Target Fund will be asked to consider the following proposal (the “Proposal”):
To approve a Plan of Reorganization between the Target Fund and the Acquiring Fund, providing for: (i) the conversion of the shares of the Target Fund into shares of the Acquiring Fund and (ii) the resulting transfer to the Acquiring Fund of all of the property, assets and goodwill of the Target Fund (the “Reorganization”).
The total value of the Acquiring Fund shares that shareholders will receive in the Reorganization will be the same as the total value of the shares of the Target Fund that shareholders held immediately prior to the Reorganization.  The Reorganization is anticipated to be a tax-free transaction, meaning that shareholders should not be required to pay any federal income tax in connection with the Reorganization.  No sales charges or redemption fees will be imposed in connection with the Reorganization.
The Board of Directors of Bridgeway Funds (the “Board”) has fixed the close of business on June 16, 2021, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.  Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share).  This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about June 30, 2021, to all shareholders eligible to vote on the Reorganization.
The Board has approved the Plan of Reorganization and has determined that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund and that the Reorganization will not result in the dilution of the interests of the existing shareholders of the Target Fund or the Acquiring Fund.  If shareholders of the Target Fund do not approve the Reorganization, the Board will consider what further action is appropriate, including the possible liquidation of the Target Fund, which could be a taxable event for shareholders.
Additional information about the Funds is available in the:
•	Prospectus for the Target Fund and the Acquiring Fund;
•	Annual and semi-annual reports to shareholders of the Target Fund and the Acquiring Fund; and
•	Statement of Additional Information (“SAI”) for the Target Fund and the Acquiring Fund.

These documents are on file with the Securities and Exchange Commission (the “SEC”).  The SEC file numbers of the registrant of each Fund’s registration statement, which contains each Fund’s prospectus and related SAI, are 033-72416 and 811-08200.  A copy of the current prospectus of the Target Fund dated October 31, 2020, as amended, is incorporated herein by reference and deemed to be part of this Proxy Statement/Prospectus. Further information about the Acquiring Fund, including information that is included in the Acquiring Fund’s current prospectus dated October 31, 2020, as amended, is attached as Exhibit F. The SAI to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/Prospectus, also is incorporated herein by reference and is deemed to be part of this Proxy Statement/Prospectus. The Target Fund prospectus, the most recent annual report to shareholders – containing audited financial statements as of June 30, 2020 – and the most recent semi-annual report to shareholders of the Target Fund have been previously mailed to shareholders and are available on the Target Fund’s website at bridgewayfunds.com.
Copies of all of these documents are available upon request without charge by visiting or writing to Bridgeway Funds, Inc., c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9860, Providence, RI 02940-8060, or calling (800) 661-3550.
You also may review and obtain copies of these documents from the SEC on the EDGAR Database via the internet at www.sec.gov or by sending an electronic request to the following email address: publicinfo@sec.gov. The SEC charges a fee to copy any documents.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.  An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You may lose money by investing in the Funds.

i

WHERE TO FIND ADDITIONAL INFORMATION	17

Exhibits

EXHIBIT A Outstanding Shares of the Target Fund	A-1
EXHIBIT B Ownership of the Target Fund	B-1
EXHIBIT C Ownership of the Acquiring Fund	C-1
EXHIBIT D Form of Plan of Reorganization	D-1
EXHIBIT E Financial Highlights	E-1
EXHIBIT F Additional Information about the Acquiring Fund	F-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.
ii

PROPOSAL: TO APPROVE A PLAN OF REORGANIZATION
Shareholders of the Target Fund are being asked to consider and approve a Plan of Reorganization (the “Plan”) that will have the effect of reorganizing the Target Fund with and into the Acquiring Fund, as summarized below.  The Plan provides for (i) the conversion of the shares of the Target Fund into shares of the Acquiring Fund and (ii) the resulting transfer to the Acquiring Fund of all of the property, assets and goodwill of the Target Fund.
SUMMARY OF KEY INFORMATION
The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Plan, and/or in the prospectus of the Target Fund, Exhibit F (which contains additional information about the Acquiring Fund), and the SAI of the Funds. Shareholders should read the entire Proxy Statement/Prospectus and Exhibit F carefully for more complete information.
On what am I being asked to vote?
As a shareholder of the Target Fund, you are being asked to consider and vote to approve the Plan under which the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund.

If shareholders of the Target Fund approve the Plan, shares of the Target Fund will be exchanged for Acquiring Fund shares of equal value, which will result in your holding shares of the Acquiring Fund equal to the value of your shares of the Target Fund.

Has my Fund’s Board of Directors approved the Reorganization?
Yes.  The Board has carefully reviewed the Proposal and unanimously approved the Plan and the Reorganization.  The Board recommends that shareholders of the Target Fund vote “FOR” the Plan.
What are the reasons for the proposed Reorganization?
Bridgeway Capital Management, LLC (the “Adviser”) has continued to analyze and assess opportunities to improve the overall business outlook for the Bridgeway Funds.  The Adviser believes that the Target Fund is significantly below the asset level necessary for efficient operations.  In addition, the Adviser notes that the Target Fund has, for certain periods, underperformed its benchmark, the Russell 2000 Growth Index, which the Adviser believes may make it increasingly difficult to increase the asset level within the Target Fund in the near term.  With respect to the Reorganization, the Target Fund and Acquiring Fund have substantial product overlap in that they have identical investment objectives and substantially similar investment strategies.  Assets of both Funds are below preferred asset levels and capacity in terms of benefiting from economies of scale that potentially could lead to lower expense ratios.  If shareholders of the Target Fund approve the Reorganization, the combined assets of the Target Fund and the Acquiring Fund have the potential over time to lead to a lower expense ratio for the Acquiring Fund.  Further, the Reorganization will also consolidate the Bridgeway Funds product offering, which may assist in attracting new investors and/or assets, while providing shareholders of the Target Fund the opportunity to continue to maintain small-cap exposure as shareholders of the Acquiring Fund.

In considering the Reorganization and the Plan, the Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Funds.  The Board’s considerations are described in more detail in the “THE PROPOSED REORGANIZATION - Board Considerations Regarding the Reorganization” section below.
What effect will the Reorganization have on me as a shareholder?
Immediately after the Reorganization, you will hold shares of the Acquiring Fund that are equal in value to the shares of the Target Fund that you held immediately prior to the closing of the Reorganization.  The principal differences between the Target Fund and the Acquiring Fund are described in this Proxy Statement/Prospectus.  Exhibit F contains additional information about the Acquiring Fund that you will hold shares of following the Reorganization.

How do the Funds’ investment objectives, principal investment strategies and risks compare?
The Target Fund and Acquiring Fund’s investment objectives are identical.  Each Fund seeks to provide long-term total return on capital, primarily through capital appreciation.  Each Fund’s investment objective is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval, although there is no present intention to do so.
The principal investment strategies of the Target Fund are substantially similar to the principal investment strategies of the Acquiring Fund, although the Target Fund invests primarily in growth stocks while the Acquiring Fund invests primarily in value stocks and the Target Fund may engage in active and frequent trading of portfolio securities. The risks associated with owning shares of the Acquiring Fund are substantially similar to the risks associated with owning shares of the Target Fund, although the Target Fund is subject to the risks associated with investing in growth stocks and having high portfolio turnover, while the Acquiring Fund is subject to the risks associated with investing in value stocks.
The sections below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS - Comparison of Principal Investment Strategies” and “Comparison of the Principal Risks of Investing in the Funds” compare the principal investment strategies and risks of the Acquiring Fund and the Target Fund and highlight certain key differences.
How do the Funds’ expenses compare?
The tables below provide a summary comparison of the expenses of the Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganization.  The pro forma expense ratios show projected estimated expenses, but actual expenses may be greater or less than those shown.

Each Fund has a performance-based advisory fee structure that applies the same fixed base fee rate schedule to a Fund’s average daily net assets during the previous quarter plus or minus a performance fee adjustment (“Performance Adjustment”) calculated by applying a variable rate (positive or negative) (“Performance Adjustment Rate”) to the Fund’s average daily net assets during the performance measurement period, which is a five-year rolling period ending on the last day of the quarter (the “Performance Period”).  For both Funds, the Performance Adjustment Rate ranges from -0.05% to 0.05%.  For the Target Fund, the Performance Adjustment Rate varies with the Fund’s performance as compared to the performance of the Russell 2000 Growth Index as published after the close of the market on the last day of the Performance Period.  For the Acquiring Fund, the Performance Adjustment Rate varies with the Fund’s performance as compared to the performance of the Russell 2000 Value Index as published after the close of the market on the last day of the Performance Period.
The manner in which the Performance Adjustment Rate is calculated is the same for the two Funds.  The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the respective Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the respective Index is less than or equal to 2.00% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the respective Index of plus or minus approximately 15% over the Performance Period (0.05% divided by 15.00% = 0.33%). For example, assume that the Fund had a cumulative total return of 27.00% for the five-year period through June 30, 2020. During the same period, assume the respective Index with dividends reinvested had a cumulative total return of 21.00. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%. The base rate and the performance rate are applied separately. The base rate is applied to the Fund’s average net assets over the most recent quarter, while the performance adjustment is applied to the Fund’s average net assets over the preceding five-year rolling performance period. The corresponding dollar values are then added to arrive at the total advisory fee for the current period. Continuing with the example above, the adjusted Advisory Fee applied to the period of time from April 1, 2020, through June 30, 2020, would be a Base Advisory Fee equal to an annualized rate of 0.60% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the five-year Performance Period.

In summary, the base fee rate and the Performance Adjustment Rate are applied separately. The base fee rate is applied to each Fund’s average net assets over the most recent quarter, while the Performance Adjustment Rate is applied to the Fund’s average net assets over the preceding five-year rolling performance period. The corresponding dollar values are then added to arrive at the total advisory fee for the current period for each Fund.
Expense Tables and Expense Examples*
	Current		Pro Forma
	Small-Cap Growth Fund (Target Fund)	Small-Cap Value Fund (Acquiring Fund)	Small-Cap Growth Fund + Small-Cap Value Fund (assumes Reorganization is completed)

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.54%	0.54%	0.59%[2]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.68	0.58	0.40
Total Annual Fund Operating Expenses	1.22	1.12	0.99
Fee Waiver and/or Expense Reimbursement	(0.28)[1]	(0.18)[1]	(0.05)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.94	0.94	0.94

*
Expense ratios reflect annual fund operating expenses for the fiscal year ended June 30, 2020 (as disclosed in the Funds’ current prospectus) of the Target Fund and the Acquiring Fund (June 30, 2020). Pro forma is calculated using information for the twelve-month period ended March 31, 2021, assumes that the Reorganization occurred on April 1, 2020, and does not include the estimated costs of the Reorganization. The Target Fund and the Acquiring Fund will not bear any Reorganization costs (excluding brokerage costs, if any).

1
Bridgeway Capital Management, LLC (the “Adviser”), the investment adviser to the Fund pursuant to its Management Agreement with Bridgeway Funds, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the 0.94% expense limitation. The expense limitation cannot be changed or eliminated without shareholder approval.

2
The Acquiring Fund, both before and after the Reorganization, has the same Base Advisory Fee Rate, Performance Adjustment Rate, comparison index, and fee waiver/expense reimbursement rate.  The pro forma management fee for the Acquiring Fund (0.59%) is higher than the management fees for the Acquiring Fund (0.54%) as a result of the improved relative performance of the Acquiring Fund each quarter from June 30, 2020 to March 31, 2021, resulting in a less negative performance fee adjustment for the period ended March 31, 2021 as compared to the fiscal year ended June 30, 2020.

Expense Example

This Example is intended to help you compare the costs of investing in the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds.  Pro forma combined costs of investing in the Acquiring Fund after giving effect to the Reorganization of the Target Fund into the Acquiring Fund are also provided.  All costs are based upon the information set forth in the Fee Tables above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those time periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements.  To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower.  Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

Fund/Class	One Year	Three Years	Five Years	Ten Years
Small-Cap Growth Fund (Target Fund)	$96	$300	$520	$1,155
Small-Cap Value Fund (Acquiring Fund)	96	300	520	1,155
Combined Pro forma Target Fund + Acquiring Fund (assuming the Reorganization is completed)	96	300	520	1,155

*
The expense example reflect annual fund operating expenses for the most recent fiscal year (as disclosed in the Funds’ current prospectus) of the Target Fund and the Acquiring Fund (June 30, 2020). Pro forma numbers are estimated as if the Reorganization had been completed as of April 1, 2020 and reflect the expense ratio for the twelve-month period ended March 31, 2021, and do not include the estimated costs of the Reorganization. The Target Fund and the Acquiring Fund will not bear any Reorganization costs (excluding brokerage costs, if any). For more information on the costs of the Reorganization to be borne by the Funds, see “Costs of the Reorganization” below.

The Example is not a representation of past or future expenses.  Each Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown.  The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds.  The 5% annual return is not a prediction of and does not represent the Funds’ projected or actual performance.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect each Fund’s performance.

During fiscal year ended June 30, 2020, the Target Fund’s portfolio turnover rate was 115% of the average value of its portfolio.  During the fiscal year ended June 30, 2020, the Acquiring Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

For further discussion regarding the Board’s consideration of the fees and expenses of the Funds in evaluating the Reorganization, see the section entitled “THE PROPOSED REORGANIZATION - Board Considerations Regarding the Reorganization” in this Proxy Statement/Prospectus.
How do the performance records of the Funds compare?
The performance history of each Fund for certain periods as of March 31, 2021, is shown below.  The table shows how each Fund’s average annual returns for various periods compare with those of a broad measure of market performance. The Target Fund’s performance is compared to the Russell 2000® Growth Index, a sub-set of the Russell 2000® Index, which is an unmanaged, market value weighted index that measures the performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Acquiring Fund’s performance is compared to the Russell 2000® Value Index, which is also a sub-set of the Russell 2000® Index, which will remain the performance benchmark for the Acquiring Fund post-Reorganization. The returns below may not be indicative of a Fund’s future performance.  The Target Fund’s prospectus contains additional performance information under the headings “Performance Information” and “Financial Highlights.” Additional performance information and a discussion of performance are also included in each Fund’s most recent annual and semi-annual report to shareholders.

Average Annual Total Returns for the Periods Ended March 31, 2021*

	1 Year	5 Years	10 Years
Small-Cap Growth Fund (Target Fund)
Return Before Taxes	113.26%	14.10%	11.95%
Return After Taxes on Distributions	113.13%	13.50%	11.64%
Return After Taxes on Distributions and Sales of Fund Shares	67.09%	11.18%	9.9%
Small-Cap Value Fund (Acquiring Fund)
Return Before Taxes	145.04%	16.28%	11.54%
Return After Taxes on Distributions	144.54%	14.97%	10.76%
Return After Taxes on Distributions and Sales of Fund Shares	86.02%	12.69%	9.32%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes) (Performance Benchmark for the Target Fund)	90.20%	18.61%	13.02%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes) (Performance Benchmark for the Acquiring Fund)	97.05%	13.56%	10.06%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

How do the management, investment adviser and other service providers of the Funds compare?
The portfolio management team is the same for both Funds.  The Adviser, a registered investment adviser, serves as primary investment adviser for each Fund pursuant to an investment advisory agreement that contains substantially identical terms (except for certain elements of the performance-based advisory fee structure as discussed above) for each Fund.  Each Fund is also overseen by the same Board and officers.

Bridgeway Capital Management, LLC, a Delaware limited liability company, is the investment adviser to the Funds (the “Adviser”).  The Adviser believes principles are the foundation of prosperity. The firm offers intelligently designed investment strategies, sub-advisory services, and mutual funds to select institutions and advisers. Committed to community impact, the Adviser donates 50% of its profits to non-profit and charitable organizations. The Adviser practices relational investing, an approach that bridges the gap between investment results and returns for humanity by taking an innovative approach to asset management.

For nearly 30 years, the Adviser has followed a disciplined, statistical process, grounded in academic theory and fundamental data, which has resulted in long-term outcomes. Putting investors’ interests first is a hallmark of the firm’s servant leadership culture and core values of integrity, performance, efficiency, and service.

All other key service providers are the same for both Funds. The other key service providers to the Target Fund, including the administrator, transfer agent, custodian, distributor and auditor, provide the same or substantially the same services to the Acquiring Fund.  Exhibit F and the SAI describe the services and other arrangements with these service providers.

How do the Funds’ purchase and redemption procedures and exchange policies compare?
The purchase and redemption procedures and exchange policies for the Target Fund are the same as those of the Acquiring Fund.

How do the Funds’ sales charges compare?
The Target Fund and the Acquiring Fund do not charge any sales charges.

Will the Acquiring Fund have different portfolio managers than the Target Fund?
No.  The portfolio management team for the Target Fund is the same as the portfolio management team for the Acquiring Fund.  The Target Fund’s prospectus and Exhibit F (with respect to the Acquiring Fund) provide biographical information about the key individuals that comprise the portfolio management team for the Target Fund and the Acquiring Fund, respectively.
Will there be any tax consequences resulting from the Proposal?
The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the delivery of a legal opinion to that effect is a condition of closing of the Reorganization (although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position). This means that, subject to the limited exceptions described below under the heading "Federal Income Tax Considerations,"  Target Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of all of their Target Fund shares for Acquiring Fund shares pursuant to the Reorganization.  Prior to the closing of the Reorganization, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.  Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only.
When is the Reorganization expected to occur?
If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around September 24, 2021.
How do I vote on the Reorganization?
There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone, or via the Internet.  The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares.  If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed.  If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the Proposal, as recommended by the Board, and in their best judgment on other matters.
What will happen if shareholders of the Target Fund do not approve the Reorganization?
If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund’s Board will consider other possible courses of action for the Target Fund, including, but not limited to, the liquidation of the Target Fund, which could be a taxable event for shareholders.
What if I do not wish to participate in the Reorganization?
If you do not wish to have your shares of the Target Fund converted into shares of the Acquiring Fund as part of the Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization.  If you redeem your shares and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.
Why are you sending me the Proxy Statement/Prospectus?
You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and have the right to vote on the very important Proposal described herein concerning your Target Fund.  This Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the proposed Reorganization.  This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.
Where can I find more information about the Funds and the Reorganization?
Additional information about the Funds can be found in the Target Fund’s prospectus, Exhibit F (with respect to the Acquiring Fund) and the SAI.  The remainder of this Proxy Statement/Prospectus contains additional information about the Reorganization.  You are encouraged to read the entire document.  If you need any assistance or have any questions regarding the Reorganization or how to vote, please do not hesitate to call our proxy solicitor, Broadridge, toll free at (855) 928-4495.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Comparison of Principal Investment Strategies
The following section compares the principal investment strategies of the Target Fund with the principal investment strategies of the Acquiring Fund and highlights any key differences.  In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in the Target Fund’s prospectus, Exhibit F (which contains additional information about the Acquiring Fund) and the SAI.  The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents.  A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”
Investment Objectives.  The Target Fund and Acquiring Fund’s investment objectives are identical.  Each Fund seeks to provide long-term total return on capital, primarily through capital appreciation.  Each Fund’s investment objective is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval, although there is no present intention to do so.
Investment Strategies.  The principal investment strategies of the Target Fund are substantially similar, but not identical, to the principal investment strategies of the Acquiring Fund.  Each Fund invests in a diversified portfolio of small-cap stocks that are listed on the New York Stock Exchange, NYSE American and NASDAQ. The main difference in principal investment strategies of the Target Fund and Acquiring Fund is that under normal circumstances, the Target Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap growth category at the time of purchase, and under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap value category at the time of purchase. The Target Fund’s investment strategies define growth stocks as those the Adviser believes have above average prospects for economic growth, and the Acquiring Fund’s investment strategies define value stocks as those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. For purposes of each Fund’s investments, “small-cap stocks” are those whose market capitalization (stock market worth) falls within the range of the Russell 2000® Index, an unmanaged, market value weighted index, which measures the performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The market capitalization range for the Russell 2000 Index was $124 million to $18.2 billion as of March 31, 2021. The Adviser selects stocks for each Fund using a statistical approach. The Adviser’s investment process for each Fund also incorporates material environmental, social, and governance (“ESG”) information as a consideration in the ongoing assessment of all potential portfolio securities.

Although each Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its respective benchmark, each Fund may have significant positions in particular sectors.

While each Fund is managed for long-term return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

The Target Fund may engage in active and frequent trading. The Acquiring Fund does not engage in active and frequent trading.

Repositioning Costs.  The Reorganization may result in the sale of some of the portfolio securities of the Target Fund following the Reorganization as the Acquiring Fund’s portfolio managers align the combined portfolio with the Acquiring Fund’s investment strategy.  The transaction costs incurred in connection with the sale of such portfolio securities following the Reorganization, which will be borne by the Acquiring Fund, is estimated not to be material.

Comparison of Principal Risks of Investing in the Funds
The discussion below describes the principal risks that may affect each Fund’s investment portfolio.  The principal risks of the Target Fund are substantially similar, but not identical, to the risks of the Acquiring Fund.  The primary difference in risks relates to the fact that the Target Fund may invest in growth stocks and may have high portfolio turnover, while the Acquiring Fund may invest in value stocks.

Shareholders of each Fund are exposed to higher risk than the stock market as a whole and could lose money.

Since each Fund invests principally in small companies, shareholders of each Fund are exposed to higher risk as small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources and minimal product diversification. If too many small companies in a Fund outgrow the Fund’s small-cap mandate or if a Fund experiences significant redemptions, the Adviser might need to sell some stocks, which could create capital gains. There can be no guarantee that a Fund will not distribute substantial capital gains, although the Adviser strongly intends to avoid doing so.

Each Fund’s incorporation of ESG considerations in the respective Fund’s investment strategy may cause that Fund to make different investments than a fund that has a similar investment style but does not incorporate such considerations in its strategy. As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by each Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the respective Fund. Each Fund may underperform funds that do not incorporate these considerations.

The Target Fund is subject to the risk of investing in growth stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks. The Acquiring Fund is subject to the risk of investing in value stocks. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

The Adviser may allocate each Fund’s portfolio holdings to a particular sector or sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

The Adviser uses statistical analyses and models to select investments for each Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose a Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Target Fund’s performance and may increase share price volatility.  Moreover, a higher portfolio turnover rate may result in higher taxes when the Target Fund shares are held in a taxable account.

For further information on the risks associated with the Acquiring Fund, see the “Investment Strategies and Risks” section of the Acquiring Fund’s SAI.
Comparison of Fundamental and Non-Fundamental Investment Restrictions
Each Fund has adopted fundamental investment restrictions concerning, among other things, diversification of the Fund’s investment portfolio, concentration in particular industries, borrowing and loaning money, and investing in real estate and commodities.  The fundamental and non-fundamental investment restrictions of the Target Fund and those of the Acquiring Fund are the same.  Fundamental investment restrictions of a Fund cannot be changed without shareholder approval.  Non-fundamental investment restrictions of a Fund can be changed by a Fund’s Board of Directors.

Both the Target Fund and the Acquiring Fund may be subject to other investment restrictions that are not identified above.  A full description of the Target Fund’s and the Acquiring Fund’s investment policies and restrictions may be found in the Funds’ SAI.

Comparison of Share Classes and Distribution Arrangements
The Funds currently offer only Class N shares.

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), that permits the Adviser to pay up to 0.25% of each Fund’s average daily assets for sales and distribution of Bridgeway Funds shares.  In this plan, the Adviser has agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding for each Fund.

Comparison of Purchase and Redemption Procedures
The purchase procedures employed by the Target Fund and the Acquiring Fund are the same.  Each Fund offers shares through its distributor on a continuous basis.  Shares of the Funds may be purchased directly through the transfer agent and through other authorized financial intermediaries. All initial investments must be made by check or wire, and additional investments may be made by check, wire, or ACH.  Exhibit F (which contains additional information about the Acquiring Fund) describes in detail how shareholders can purchase Acquiring Fund shares.  The Funds each require a minimum investment of $2,000.  Some retirement plans may have lower minimum initial investment.  Exhibit F also describes the types of accounts to which the minimum initial investment applies.  Certain exemptions apply as set forth in the Target Fund’s prospectus and Exhibit F.  See the Target Fund’s prospectus and Exhibit F for details.

Comparison of Distribution Policies

The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December. The Funds occasionally may be required to make supplemental distributions at some other time during the year.  Each Fund automatically reinvests any dividends from net investment income or capital gains distributions, unless otherwise instructed by a shareholder to pay dividends and distributions in cash.

Forms of Organization and Securities to be Issued
The Acquiring Fund and the Target Fund are both series of Bridgeway Funds, Inc., a Maryland corporation, with the same governing instruments, including articles of incorporation and bylaws.  As a result, there are no material differences between the rights of shareholders under the governing state laws of the Target Fund and the Acquiring Fund.  Each share of the Target Fund and Acquiring Fund represents an equal proportionate interest with each other share of the Target Fund and Acquiring Fund, as the case may be, and each such share is entitled to equal dividend, liquidation, redemption and voting rights as each other share of the Target Fund and Acquiring Fund, as the case may be. Shareholders of each Fund vote together on all matters except where class voting is required by Bridgeway Fund’s governing instruments, in which case shareholders of a Fund will have exclusive voting rights on matters affecting only that Fund. The assets and liabilities of each Fund are legally separate from each other and from the assets and liabilities of any other fund that is a series of Bridgeway Funds.  More information about the voting, dividend and other rights associated with shares of the Funds can be found in the Funds’ SAI.

At the Closing (defined below), Acquiring Fund shares will be credited to Target Fund shareholders only on a book-entry basis.  The Acquiring Fund shall not issue certificates representing shares in connection with the exchange of Target Fund shares, irrespective of whether Target Fund shareholders hold their shares in certificated form.  At the Closing, all outstanding certificates representing shares of the Target Fund will be cancelled.

Pending Litigation
There is no material pending litigation against the Bridgeway Funds.

Where to Find More Information
For more information with respect to each Fund concerning the following topics, please refer to the following sections of the Target Fund’s prospectus and Exhibit F (which contains additional information about the Acquiring Fund):  (i) see “Management of the Funds” for more information about the management of a Fund; (ii) see “Shareholder Information” for more information about a Fund’s policy with respect to dividends and distributions; and (iii) see “Shareholder Information” for more information about the pricing, purchase, redemption and repurchase of shares of a Fund, tax consequences to shareholders of various transactions in shares of a Fund, and distribution arrangements of a Fund.
THE PROPOSED REORGANIZATION
Summary of Plan of Reorganization
 The terms and conditions under which the Reorganization may be consummated are set forth in the Plan.  Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the form of Plan, a copy of which is attached as Exhibit D to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Target Fund approve the Plan and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the regular close of business of the New York Stock Exchange on the Valuation Date  (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred, all determined and adjusted as provided in the Plan.  The value of your account with the Acquiring Fund immediately after the Reorganization will be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The Target Fund and the Acquiring Fund will be required to make representations and warranties in the form of Plan that are customary in matters such as the Reorganization.

If shareholders approve the Reorganization and if all of the closing conditions set forth in the Plan are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around September 27, 2021 (the “Closing Date”), at 9:00 a.m. Eastern time, which is the first business day following the Valuation Date (the “Valuation Date”).  Following receipt of the requisite shareholder vote in favor of the Reorganization and at the Closing, the outstanding shares of the Target Fund shall be cancelled in accordance with its governing documents and applicable law.

If shareholders of the Target Fund do not approve the Plan or if the Reorganization does not otherwise close, the Board will consider what additional action to take, including the possible liquidation of the Target Fund, which could be a taxable event for shareholders.  The Plan may be terminated and the Reorganization may be abandoned at any time by Bridgeway Funds.  The Plan may be amended or modified in a writing signed by the Board.

Board Considerations Regarding the Reorganization
Based on the considerations described below, the Board, including the directors who are deemed to be independent directors (each, an “Independent Director” and, collectively, the “Independent Directors”) under the 1940 Act, on behalf of the Target Fund and the Acquiring Fund, have determined that the Reorganization would be in the best interests of such Funds and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganization.

At a meeting of the Board held on May 13, 2021, the Adviser presented the Plan to the Board and provided the Board with data and analysis regarding the Reorganization.  At the meeting, the Board considered various factors, including the following:

•	The Target Fund’s investment objective is identical to the Acquiring Fund’s investment objective;

•
The Target Fund’s principal investment strategies are substantially similar to the principal investment strategies of the Acquiring Fund, although the Board noted some differences in the principal investment strategies such as that the Target Fund invests primarily in growth stocks while the Acquiring Fund invests primarily in value stocks and that the Target Fund may engage in active and frequent trading of portfolio securities that may lead to higher portfolio turnover;

•
The risks associated with owning shares of the Acquiring Fund are substantially similar to the risks associated with owning shares of the Target Fund, although the Board noted some differences in the risks such as that the Target Fund is subject to the risks associated with investing in growth stocks while the Acquiring Fund is subject to the risks associated with investing in value stocks and that the Target Fund is subject to the risks associated with high portfolio turnover;

•	The Target Fund and the Acquiring Fund are managed by the same portfolio management team;

•
The net assets of the Acquiring Fund following the Reorganization are expected to be greater than the net assets of each of the Target Fund and the Acquiring Fund prior to the Reorganization, and the recent increase in assets of the Acquiring Fund due to inflows and appreciation;

•	The net assets of each of the Target Fund and the Acquiring Fund over the past ten years and the greater potential for the Acquiring Fund to increase its assets over time compared to the Target Fund;

•	The Target Fund and the Acquiring Fund have identical Base Advisory Fee Rates, Performance Adjustment Rates, and expense caps;

•	The absolute and relative investment performance of the Funds, as of March 31, 2021, as further described below, and that, while the small-cap growth universe and benchmarks have generally outperformed the small-cap value universe and benchmarks in recent history, the Acquiring Fund has outperformed the Target Fund over more recent periods;

•	The terms and conditions of the Plan, including the Acquiring Fund’s assumption of the assets and liabilities of the Target Fund;

•	The Reorganization is structured to be a tax-free reorganization for federal income tax purposes;

•	The costs of the Reorganization, excluding any brokerage costs, will be borne by the Adviser and not by the Funds;

•	The potential benefits of the Reorganization, including operational efficiencies, that may be achieved from the Reorganization; and

•	The alternatives available to the shareholders of the Target Fund, including the ability to redeem or exchange their shares.

The Board considered the potential benefits afforded by a larger fund, such as the potential for greater economies of scale that over time could potentially lead to a lower expense ratio for the Acquiring Fund.  The Board noted that assets of both Funds are below preferred asset levels and capacity in terms of benefiting from economies of scale that potentially could lead to lower expense ratios.  The Board also noted that if shareholders of the Target Fund approve the Reorganization, the combined assets of the Target Fund and the Acquiring Fund have the potential over time to lead to a lower expense ratio for the Acquiring Fund.

In deciding whether to recommend approval of the Proposal to shareholders of the Target Fund, the Board also considered the fees, expense caps and expense ratios of the Target Fund and the Acquiring Fund.  The Board also reviewed the performance-based advisory fee structure of each Fund, and noted that the structure is the same, but that each Fund uses a different market index (i.e., Russell 2000 Growth Index for the Target Fund and the Russell 2000 Value Index for the Acquiring Fund) for purposes of calculating its performance fee adjustment.  The Board considered the effect of recent performance of the Funds’ respective Performance Adjustment on the Base Advisory Fee, but noted that the Funds’ net operating expenses would be the same because the expense caps on the Funds are identical.

With respect to performance, the Board noted that the performance of the Target Fund and the Acquiring Fund, as of March 31, 2021, is similar, although the Acquiring Fund has outperformed the Target Fund over more recent periods.  The Board considered that the Acquiring Fund outperformed the Target Fund for the one-year, three-year, and five-year periods, and the Target Fund outperformed the Acquiring Fund for the ten-year period.  The Board also noted that, as of March 31, 2021, the Acquiring Fund had outperformed its benchmark, the Russell 2000 Value Index, for the one-year, three-year, five-year, and ten-year periods, while the Target Fund had underperformed its benchmark, the Russell 2000 Growth Index, for the three-year, five-year, and ten-year periods, but had outperformed the same benchmark for the one-year period.

The Adviser informed the Board that the Reorganization will be structured as a tax-free reorganization for federal income tax purposes.  The Adviser also informed the Board that the Adviser would bear the costs of the Reorganization, which include proxy solicitation costs but exclude brokerage costs, if any.

The Board noted that the Reorganization would not result in the dilution of the interests of either Fund’s shareholders, because the Target Fund and the Acquiring Fund use identical valuation methodologies, the Reorganization would be effected at the Funds’ relative net asset value, and all of the Target Fund’s shareholders would receive shares of the Acquiring Fund that are equal in total value to the shares of the Target Fund they hold immediately before the Reorganization.  All Target Fund shareholders of record would also receive their pro rata share of undistributed net income and undistributed realized capital gains prior to the date of the Reorganization.  Therefore, the Adviser noted to the Board that the Reorganization would not result in any dilution of the interests of the existing shareholders of the Target Fund or the Acquiring Fund.

The Board noted that the Reorganization would permit shareholders continued exposure to the investment strategies of the Adviser, while providing shareholders of the Target Fund the opportunity to continue to maintain small-

cap exposure as shareholders of the Acquiring Fund, and without interruption and with minimal brokerage/transaction costs.  The Board noted that the Reorganization is expected to increase the assets of the Acquiring Fund, that over time potentially could lead to economies of scale.  For the foregoing reasons, the Adviser noted that the Reorganization would be in the best interests of the Target Fund and the Acquiring Fund and their respective shareholders.

The Board approved the Plan, concluding that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund, and that the interests of existing shareholders of the Target Fund and Acquiring Fund will not be diluted as a result of the Reorganization.  The Directors, including a majority of the Independent Directors, approved the Plan and made the foregoing determinations.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DIRECTORS OF BRIDGEWAY FUNDS, INC., ON BEHALF OF THE TARGET FUND, RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

If the shareholders of the Target Fund do not approve the Plan, the Board may consider other possible courses of action for the Target Fund, including liquidation and dissolution, which could be a taxable event for shareholders.

Federal Income Tax Considerations
The following is a general summary of the material U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.
The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code.  The principal federal income tax considerations that are expected to result from the Reorganization of the Target Fund into the Acquiring Fund are as follows:
•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization;
•	no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization;
•	the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of the assets in the hands of the Target Fund immediately before the Reorganization;
•	the holding period of the assets of the Target Fund received by the Acquiring Fun will include the period during which such assets were held by the Target Fund;
•
the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund; and

•
the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that a shareholder held the shares of the Target Fund  (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the Closing).

  Neither the Target Fund nor the Acquiring Fund have requested nor will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.  Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  A copy of the opinion will be filed with the SEC and will be available for public inspection.  See “Where to Find Additional Information.”
Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.
Prior to the Closing of the Reorganization, the Target Fund will distribute, and the Acquiring Fund may distribute, to their respective shareholders, in one or more taxable distributions, all of their income and gain net of available capital loss carryovers not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.
Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Target Fund upon the closing of the Reorganization for federal income tax purposes.  The capital loss carryovers of the Target Fund and the Acquiring Fund will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund's capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to a combined Acquiring Fund and its shareholders post-closing.  First, a Fund's capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in  a taxable year). Second, if a Fund has net unrealized built-in gains at the time of the Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and "built-in losses") of the other Fund. Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any "built-in gains" of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Target Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year.
The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of the Target Fund's aggregate capital loss carryovers following the Reorganization are as follows:

	Small-Cap Growth Fund (Target Fund)	Small-Cap Value Fund (Acquiring Fund)
	As of June 30, 2020	As of June 30, 2020

Capital Loss Carryovers	($2,952,754)	($2,823,550)
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	($39,563)	($4,573,618)
Net Assets	$22,775,317	$30,050,974
Approximate Annual Limitation for Capital Losses*	$373,515	n/a
*Based on the long-term tax-exempt rate for ownership changes during May 2021 of 1.64%.  The actual limitation will equal the aggregate NAV of the Target Fund on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e, unrealized appreciation in value of investments of the Target Fund on the Closing date that is recognized in a taxable year.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund.  As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.  In addition, if the Acquiring Fund following the Reorganization has proportionately greater net unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Target Fund, shareholders of the Target Fund, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred. The Target Fund's net unrealized appreciation (depreciation) in value of its portfolio investments on a tax basis as a percentage of its net asset value at June 30, 2020 is (0.17%) compared to the Acquiring Fund at June 30, 2020 of (15.22%), and on a combined basis of (8.73%).
You should consult your tax advisor regarding the effect to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations because this discussion is only a general summary of certain the federal income tax consequences.
Costs of the Reorganization
The total estimated cost of the Reorganization is estimated to be $129,389, which includes $6,434 in proxy solicitation costs.  The Adviser will bear all of the costs of the Reorganization (excluding brokerage costs, if any, which will be borne by the Acquiring Fund).  The costs of the Reorganization include legal counsel fees, independent accountant fees, expenses related to the printing and mailing of this Proxy Statement/Prospectus, and fees associated with the proxy solicitation but do not include any portfolio transaction costs arising from the Reorganization.

VOTING INFORMATION
Proxy Statement/Prospectus
We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting.  This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting.  Target Fund shareholders may vote by appearing in person at the Meeting and following the instructions below.  You do not need to attend the Meeting to vote, however.  Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.
This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about June 30, 2021, to all shareholders entitled to vote.  Shareholders of record of the Target Fund as of the close of business on June 16, 2021 (the “Record Date”), are entitled to vote at the Meeting.  The number of outstanding shares of each class of the Target Fund on the Record Date, can be found at Exhibit A.  Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting.  If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Fund in writing at the address of the Target Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy.  In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person.  However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Quorum Requirement and Adjournment
One-third, or thirty-three and one-third percent (33 1/3%), of the issued and outstanding shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business.  If a quorum of shareholders of the Target Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting of the Target Fund to permit further solicitation of proxies.

Any business that might have been transacted at the Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present.  The Meeting may be adjourned by vote of the holders of a majority of the shares present, in person or by proxy.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Vote Necessary to Approve the Plan
The Board has unanimously approved the Plan, subject to shareholder approval.  Shareholder approval of the Plan requires the affirmative vote of more than 50% of the outstanding shares of the Target Fund.

Effect of Abstentions and Broker “Non-Votes”
All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Target Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Target Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Proxy Solicitation
The Target Fund has engaged the services of Broadridge (the “Solicitor”) to assist in the solicitation of proxies for the Meeting.  Solicitor’s costs are described under the “Costs of the Reorganization” section of this Proxy Statement/Prospectus.  Proxies are expected to be solicited principally by mail, but the Target Fund or Solicitor may also solicit proxies by telephone, facsimile, or personal interview.  The Target Fund’s officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.
Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request.  The agreement also provides that the Solicitor shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

Other Meeting Matters
The Board is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.
Share Ownership by Large Shareholders, Management and Directors
A list of the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of the Target Fund and the Acquiring Fund, owned 5% or more of the outstanding shares of a class of such Target Fund or the Acquiring Fund, respectively, can be found at Exhibits B and C.
Information regarding the ownership of shares of the Target Fund and the Acquiring Fund by the Directors and executive officers of Bridgeway Funds can be found at Exhibits B and C.

OTHER MATTERS
Capitalization
The following table sets forth, as of March 31, 2021, for the Reorganization, the total net assets, number of shares outstanding, and net asset value per share of each class of each Fund.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Target Fund.  The pro forma capitalization column in the table assumes that the Reorganization has taken place.  The capitalizations of the Target Fund, the Acquiring Fund, and their classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.  The information is unaudited.

	Small-Cap Growth Fund (Target Fund)	Small-Cap Value Fund (Acquiring Fund)	Pro Forma Adjustments	Small-Cap Value Fund (pro forma)
Net assets	$31,722,293	$166,636,521	--	$198,358,814
Shares outstanding	933,125.451	4,976,746.924	14,288.858	5,924,161.233
Net asset value per share	$34.00	$33.48	--	$33.48

Dissenters’ Rights
If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.  Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value subject to applicable deferred sales charges and/or redemption fees (if any).
Shareholder Proposals
The Funds do not generally hold annual meetings of shareholders.  A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Target Fund hereafter called should send the proposal to the Target Fund at the Target Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed.  If the proposed Reorganization is approved and completed for the Target Fund, shareholders of such Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the notice requirements of the Acquiring Fund.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because compliance with certain rules under the federal securities laws is required before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at a future meeting.  For a shareholder proposal to be considered at a future shareholder meeting, it must be a proper matter for consideration under applicable law.
WHERE TO FIND ADDITIONAL INFORMATION
This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto, and the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the

1940 Act, to which reference is hereby made.  The SEC file numbers of the registrant of each Fund’s registration statement, which contains each Fund’s prospectus and related SAI, are 033-72416 and 811-08200.
Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC.  Reports, proxy material, registration statements, and other information filed (including the Registration Statement relating to the Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be reviewed and obtained on the EDGAR Database via the internet at www.sec.gov or by sending an electronic request to the following email address: publicinfo@sec.gov. The SEC charges a fee to copy any documents.

EXHIBIT A
Outstanding Shares of the Target Fund
As of June 16, 2021, there were 932,781.942 shares outstanding of the Target Fund.
A-1

EXHIBIT B
Ownership of the Target Fund
Significant Holders
Listed below are the name, address, and percent ownership of each person who, as of June 16, 2021, to the best knowledge of Bridgeway Funds owned 5% or more of the outstanding shares of the Target Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of the Target Fund is presumed to “control” the Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.
Name and Address	Number of Shares Owned	Percent Owned of Record*

NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASH INGTON BLVD JERSEY CITY NJ 07310-2010	108,134.635	11.5873%

CHARLES SCHWAB CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4175	105,810.616	11.3383%

AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	102,562.119	10. 9902%

CHARLES SCHWAB & CO SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	59,660.521	6.3930%

*Bridgeway Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Directors

The ownership of shares of the Target Fund by executive officers and Directors of the Target Fund as a group constitutes 1.31% of outstanding shares of the Target Fund as of June 16, 2021.
B-1

EXHIBIT C
Ownership of the Acquiring Fund
Significant Holders
Listed below are the name, address and percent ownership of each person who, as of June 16, 2021, to the best knowledge of Bridgeway Funds owned 5% or more of the outstanding shares of the Acquiring Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of the Acquiring Fund is presumed to “control” the Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.
Name and Address	Number of Shares Owned	Percent Owned of Record*

CHARLES SCHWAB CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4175	2,101,649.566	26.8583%

NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASH INGTON BLVD JERSEY CITY NJ 07310-2010	1,993,437.573	25.4754%

AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	1,289,398.844	16.4781%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	556,162.932	7.1076%

* Bridgeway Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Directors

To the best of the knowledge of the Acquiring Fund, the ownership of shares of the Acquiring Fund by executive officers and Directors of the Acquiring Fund as a group constituted less than 1% of outstanding shares of the Acquiring Fund as of June 16, 2021.
C-1

EXHIBIT D
FORM OF PLAN OF REORGANIZATION
This PLAN OF REORGANIZATION (the “Plan”), made as of this 13th day of May, 2021, is adopted by Bridgeway Funds, Inc. (the “Corporation”), a corporation created under the laws of the State of Maryland, with its principal place of business at 20 Greenway Plaza, Suite 450, Houston, Texas, 77046 on behalf of two of its series, the Small-Cap Value Fund (the “Acquiring Fund”) and the Small-Cap Growth Fund (the “Acquired Fund”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of: (i) the conversion of the shares of the Acquired Fund into shares of the Acquiring Fund and (ii) the resulting transfer to the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund, all upon and subject to the terms and conditions of this Plan hereinafter set forth. Notwithstanding the characterization of the Reorganization as a matter of Maryland law in the foregoing sentence, for the avoidance of doubt, for U.S. federal income tax purposes, the Corporation, on behalf of the Acquiring Fund and the Acquired Fund, intends that the Reorganization shall be deemed to consist of (i) the Acquiring Fund acquiring the assets, goodwill and liabilities of the Acquired Fund in exchange for the corresponding class of shares of the Acquiring Fund of equal value to the net assets of the Acquired Fund being acquired, and (ii) the Acquired Fund distributing such shares of the Acquiring Fund to shareholders of the corresponding class of the Acquired Fund, in connection with the liquidation of the Acquired Fund, again, as stated above, all upon the terms and conditions of this Plan hereinafter set forth.

1.	Conversion of Share and Resulting Transfer of Assets.

(a) Subject to the terms and conditions of this Plan, the Corporation agrees (i) to convert all of the shares of the Acquired Fund into that number of full and fractional shares of the Acquiring Fund determined in the manner set forth in this Section; and (ii) to cause all of the assets and liabilities of the Acquired Fund to become assets and liabilities of the Acquiring Fund, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business).  Prior to or contemporaneously with the Closing (as hereinafter defined), the Corporation (subject to Section 10 hereof), on behalf of the Acquired Fund, will (1) pay the Acquired Fund’s costs and expenses of carrying out this Plan (including, but not limited to, brokerage commissions, and subject to Section 10 below), (2) discharge all of the Acquired Fund’s Liabilities (as defined below) on its books at the close of business (where hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the Valuation Date (as defined in Section 3) including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to the date of Closing and through the final taxable year ending with the Acquired Fund’s complete liquidation, and (3) to pay such contingent liabilities as the directors of the Corporation shall reasonably deem to exist against the Acquired Fund, if any, at the Close of Business on the Valuation Date (all of the assets of the Acquired Fund as of the Close of Business on the Valuation Date, less the liabilities of the Acquired Fund as of such date is referred to herein as the “Net Assets”).  The Corporation, on behalf of the Acquired Fund, shall use commercially reasonable efforts to identify all of the Acquired Fund’s liabilities, debts, obligations and duties of any nature, whether accrued absolute, contingent or otherwise (“Liabilities”), prior to the Valuation Date.  To the extent that any Acquired Fund Liabilities are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume such Liabilities.

(b) The number of shares of stock of the Acquiring Fund to be issued as a result of the conversion (including fractional shares, if any) shall be determined by dividing the Net Assets of the Acquired Fund by the net asset value of a share of the Acquiring Fund. The shares of stock of the Acquired Fund held by each Acquired Fund shareholder will be converted into that number of shares of stock of the Acquiring Fund equal in aggregate net asset value to the aggregate net asset value of the shares of stock of the Acquired Fund held by such shareholder as of the Close of Business on the Valuation Date.

(c) The conversion shall be accomplished by the filing of Articles of Amendment with the State Department of Assessments and Taxation of Maryland and the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due  pursuant to this Section 1 based on the shareholders of the Acquired Fund’s respective holdings of shares as of the Close of Business on the Valuation Date.  Fractional shares of stock of the Acquiring Fund shall be carried to the third decimal place.  No certificates representing shares of stock of the Acquiring Fund will be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.

(d) At the Closing, each outstanding certificate that, prior to Closing, represented shares of common stock of the Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

(e) At the Closing, each shareholder of record of the Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared on or prior to the Valuation Date, including any dividend or distribution declared pursuant to Section 8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person had on such Distribution Record Date.

2.	Valuation

(a) The value of the Acquired Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

(b) The net asset value of a share of stock of the Acquiring Fund shall be determined as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(c) The net asset value of a share of stock of the Acquired Fund shall be determined as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

3.	Closing and Valuation Date

The “Valuation Date” shall be September 24, 2021, or such later date as the Corporation may designate.  The Closing shall take place at the principal office of the Corporation, at 20 Greenway Plaza, Suite 450, Houston, Texas, 77046, at approximately 9:00 a.m., Eastern time, on the first business day following the Valuation Date.  Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Corporation, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and the Acquiring Fund is practicable in the judgment of the Corporation.  The Corporation shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to the Acquiring Fund’s Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286.  The Corporation shall issue and deliver a certificate or certificates evidencing that shares of the Acquired Fund have been converted into shares of the Acquiring Fund as of the Closing Date.

4.	Representations and Warranties by the Corporation on behalf of the Acquired Fund

The Corporation, on behalf of the Acquired Fund, hereby represents and warrants the following as a necessary pre-condition to the consummation of the Reorganization:

(a) The Corporation is authorized to issue 100,000,000 shares of common stock of the Acquired Fund, par value $0.001 per share.  Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

(b) The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2020, and any subsequent financial statements, audited by BBD LLP, and any unaudited financial statements, fairly present the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(c) The books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

(d) The statement of assets and liabilities to be furnished by the Corporation as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of common stock of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Acquired Fund and outstanding shares of common stock, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) At the Closing, the Corporation, on behalf of the Acquired Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(f) The Corporation has elected to treat the Acquired Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquired Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC for the period beginning on the first day of its current taxable year and ending on the Closing, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

(g) There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund’s registration statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) or the Acquired Fund’s Prospectus.

(h) The Corporation is a corporation created under the laws of the State of Maryland on October 19, 1993, and is validly existing and in good standing under the laws of that state.  The Corporation, of which the Acquired Fund is a separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the Acquired Fund’s shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

(i) The Corporation has the necessary corporate power and authority to conduct its business and the business of the Acquired Fund as such businesses are now being conducted.

(j) The Corporation, on behalf of the Acquired Fund, is not a party to or obligated under any provision of its Articles of Incorporation (“Articles”), By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(k) The Corporation, on behalf of the Acquired Fund, has full corporate power and authority to enter into and perform its obligations under this Plan, subject to approval of the Reorganization by the Acquired Fund’s shareholders.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Plan by the Corporation on behalf of the Acquired Fund have been validly authorized, and this Plan constitutes the Acquired Fund’s legal and valid obligation.

(l) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(m) Neither the Corporation nor the Acquired Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(n) There are no legal, administrative or other proceedings or investigations against the Corporation on behalf of the Acquired Fund, or, to the Corporation’s knowledge, threatened, that would materially affect the Acquired Fund’s financial condition or the Acquired Fund’s ability to consummate the transactions contemplated by this Plan.  The Corporation, on behalf of the Acquired Fund, is not charged with or, to the Corporation’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(o) The Corporation has duly filed, on behalf of the Acquired Fund, all Tax (as defined below) returns and reports (including information returns, elections, agreements, and declarations, collectively, the “Returns”) that are required to have been filed by the Acquired Fund, and all such Returns accurately state, in all material respects, the amount of Tax owed for the periods covered by the Returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund.  The Corporation has, on behalf of the Acquired Fund, paid or made provision and properly accounted for all Taxes (as defined below) shown to be due on such Tax Returns or on any actual or proposed deficiency assessments received with respect to the Acquired Fund.  The amounts established as provisions for Taxes in the books and records of the Acquired Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Acquired Fund, for all periods or fiscal years (or portions thereof) ending on or before the Close of Business on the Valuation Date.  No Tax Return filed by the Corporation on behalf of the Acquired Fund is currently being audited by the Internal Revenue Service or by any state, local or foreign taxing authority.  To the knowledge of the Corporation, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the Acquired Fund or the assets of the Acquired Fund.  As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(p) All information provided by the Corporation on behalf of the Acquired Fund for inclusion in, or transmittal with, the combined proxy statement and prospectus with respect to this Plan pursuant to which approval of the Acquired Fund shareholders will be sought, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(q) Except for the approval of the Acquired Fund’s shareholders of the Plan, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan by the Corporation on behalf of the Acquired Fund, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Maryland corporate laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

5.	Representations and Warranties by the Corporation on behalf of the Acquiring Fund

The Corporation, on behalf of the Acquiring Fund, hereby represents and warrants the following as a necessary pre-condition to the consummation of the Reorganization:

(a) The Corporation is authorized to issue 100,000,000 shares of common stock of the Acquiring Fund, par value $0.001 per share.  Each outstanding share of the Acquiring Fund is fully paid, non-assessable and has full voting rights.  The shares of common stock of the Acquiring Fund to be issued (via conversion of Acquired Fund shares) pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, and have full voting rights.

(b) The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2020, and any subsequent financial statements, audited by BBD LLP, and any unaudited financial statements, fairly present the financial position of the Acquiring Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(c) At the Closing, shares of common stock of the Acquiring Fund to be issued (via conversion of Acquired Fund shares) pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public.

(d) The statement of assets and liabilities of the Acquiring Fund to be furnished by the Corporation as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of common stock of the Acquiring Fund to be issued (via conversion of Acquired Fund shares) pursuant to Section 1 hereof will accurately reflect the net assets of the Acquiring Fund and outstanding shares of common stock, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) At the Closing, the Corporation, on behalf of the Acquiring Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (c) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(f) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(g) The Corporation has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund has qualified as a RIC for each taxable year since its inception, will qualify as a RIC as of the Closing and intends to continue to qualify as a RIC after the Closing, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund’s registration statement on Form N-1A filed with the Commission or the Acquiring Fund’s Prospectus.

(i) The Corporation is a corporation created under the laws of the State of Maryland on October 19, 1993, and is validly existing and in good standing under the laws of that state.  The Corporation, of which the Acquiring Fund is a separate series, is duly registered under the 1940 Act, as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the Acquiring Fund’s shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

(j) The Corporation has the necessary corporate power and authority to conduct its business and the business of the Acquiring Fund as such businesses are now being conducted.

(k) The Corporation, on behalf of the Acquiring Fund, is not a party to or obligated under any provision of its Articles, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(l) The Corporation, on behalf of the Acquiring Fund, has full corporate power and authority to enter into and perform its obligations under this Plan.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Plan by the Corporation on behalf of the Acquiring Fund have been validly authorized, and this Plan constitutes the Acquiring Fund’s legal and valid obligation.

(m) Neither the Corporation nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(n) There are no legal, administrative or other proceedings or investigations against the Corporation on behalf of the Acquiring Fund, or, to the Corporation’s knowledge, threatened, that would materially affect the Acquiring Fund’s financial condition or the Acquiring Fund’s ability to consummate the transactions contemplated by this Plan.  The Corporation, on behalf of the Acquiring Fund, is not charged with or, to the Corporation’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(o) The Corporation has duly filed, on behalf of the Acquiring Fund, all Tax (as defined below) Returns that are required to have been filed by the Acquiring Fund, and all such Returns accurately state, in all material respects, the amount of Tax owed for the periods covered by the Returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquiring Fund.  The Corporation has, on behalf of the Acquiring Fund, paid or made provision and properly accounted for all Taxes shown to be due on such Tax Returns or on any actual or proposed deficiency assessments received with respect to the Acquiring Fund.  The amounts established as provisions for Taxes in the books and records of each of the Acquiring Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Acquiring Fund, for all periods or fiscal years (or portions thereof) ending on or before the Close of Business on the Valuation Date.  No Tax Return filed by the Corporation on behalf of the Acquiring Fund is currently being audited by the Internal Revenue Service or by any state, local or foreign taxing authority.  To the knowledge of the Corporation, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the Acquiring Fund or the assets of the Acquiring Fund.

(p) All information provided by the Corporation on behalf of the Acquiring Fund for inclusion in, or transmittal with, the combined proxy statement and prospectus with respect to this Plan pursuant to which approval of the Acquired Fund shareholders will be sought, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(q) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan by the Corporation on behalf of the Acquiring Fund, except as may be required by the 1933 Act, the 1934 Act, the 1940 Act, or state securities laws or Maryland corporate laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

6.	Obligations of the Corporation on behalf of the Acquired Fund

The Corporation, on behalf of the Acquired Fund, hereby covenants and agrees that:

(a) The Corporation shall operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing.

(b) The Corporation, on behalf of the Acquired Fund, shall not acquire the shares of common stock of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund’s shareholders.

(c) The Corporation shall file, by the date of the Closing, all of the Acquired Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d) At the Closing, the Corporation shall provide:

(1) A statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund.

(2) A copy (which may be in electronic form) of the Acquired Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of common stock of the Acquired Fund held by each shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of shares of the Acquiring Fund as a result of the transactions contemplated by this Plan, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

(3) If requested by the Acquiring Fund, all work papers and supporting statements related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006) pertaining to the Acquired Fund.

(e) As soon as practicable after the Closing, the Corporation shall provide a statement of the earnings and profits of Acquired Fund for federal income tax purposes that will be carried over by Acquiring Fund as a result of Section 381 of the Code.

(f) The Board of Directors of the Corporation shall call, and the Corporation shall hold, a meeting of the Acquired Fund’s shareholders to consider and vote upon this Plan (the “Special Meeting”) and the Corporation shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein.  The Corporation shall mail to each shareholder of record entitled to vote at the Special Meeting at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

(g) At the Closing, the Corporation shall provide the statement of the assets and liabilities described in Section 4(d) of this Plan in conformity with the requirements described in such Section.

7.	Obligations of the Corporation on behalf of the Acquiring Fund

The Corporation, on behalf of the Acquiring Fund, hereby covenants and agrees that:

(a) The shares of common stock of the Acquiring Fund to be issued (via conversion of Acquired Fund shares) pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights deemed to have been created pursuant to this Plan.

(b) The Corporation shall operate the business of the Acquiring Fund as presently conducted between the date hereof and the Closing.

(c) The Corporation shall file, by the date of the Closing, all of the Acquiring Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other taxes shown as due on said Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d) At the Closing, the Corporation shall provide the statement of assets and liabilities described in Section 5(d) of this Plan in conformity with the requirements described in such Section.

(e) The Corporation shall have filed with the Commission a registration statement relating to the shares of common stock of the Acquiring Fund issuable (via conversion of Acquired Fund shares) hereunder, and shall have used its best efforts to provide that such registration statement becomes effective as promptly as practicable.  At the time such registration statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the registration statement becomes effective, at the time of the Acquired Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the registration statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.	Conditions Precedent to be Fulfilled by the Corporation on behalf of the Acquired Fund

Unless waived, the obligations of the Corporation, on behalf of the Acquired Fund, to consummate this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

(a) That (1) all the representations and warranties contained herein by the Corporation on behalf of the Acquiring Fund shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Corporation on behalf of the Acquiring Fund shall have been performed at or prior to the Closing; and (3) the Corporation on behalf of the Acquiring Fund shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b) The Corporation on behalf of the Acquiring Fund shall provide a copy of the resolutions approving this Plan adopted by the Corporation’s Board of Directors, certified by the Secretary or equivalent officer.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Corporation, the Acquired Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

(d) That this Plan and the Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e) That the Acquired Fund shall have declared on or prior to the Valuation Date, a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (A) all of Acquired Fund’s investment company taxable income  for the taxable year ended prior to the date of Closing and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid), and (B) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the date of Closing and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Acquiring Fund.

(g) That prior to or at the Closing, the Corporation, on behalf of the Acquired Fund, shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Maryland, the terms of this Plan and in accordance with customary representations provided by the Corporation in certificates delivered to SRSY:

(1) The conversion of the shares of the Acquired Fund into shares of the Acquiring Fund and the resulting transfer to the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and the assumption of its liabilities by, the Acquiring Fund upon the conversion of the shares of the Acquired Fund into shares of the Acquiring Fund pursuant to Section 361(a) and Section 357(a) of the Code;

(3) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all of the assets of, and its assumption of all of the liabilities of, the Acquired Fund upon the conversion of the shares of the Acquired Fund into shares of the Acquiring Fund  pursuant to Section 1032(a) of the Code;

(4) No gain or loss will be recognized by the Acquired Fund upon the conversion of the shares of the Acquired Fund into shares of the Acquiring Fund pursuant to Section 361(c)(1) of the Code;

(5) The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

(6) The holding periods of the assets of the Acquired Fund received by the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code;

(7) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the conversion of the shares of the Acquired Fund into shares of the Acquiring Fund (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

(8) The aggregate tax basis of the Acquiring Fund shares to be received by each Acquired Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund converted therefor pursuant to Section 358(a)(1) of the Code;

(9) The holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholders (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares converted in exchange therefor, provided that the shareholder held the Acquired Fund as a capital asset on the date of the Reorganization pursuant to Section 1223(l) of the Code; and

(10) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Treasury Regulations”)) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund, Acquiring Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Such opinion shall contain such limitations as shall be in the opinion of SRSY appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary,  Acquired Fund may not waive the conditions set forth in this Section 8(g).

(h) That the Corporation’s registration statement with respect to the shares of common stock of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the registration statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i) That the shares of common stock of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Corporation with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be acquired by each Acquired Fund shareholder.

(j) That at the Closing, the Corporation, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

9.	Conditions Precedent to be Fulfilled by the Corporation on behalf of the Acquiring Fund

Unless waived, the obligations of the Corporation, on behalf of the Acquiring Fund, to consummate this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

(a) That (1) all the necessary representations and warranties contained herein by the Corporation on behalf of the Acquired Fund shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Corporation on behalf of the Acquired Fund shall have been performed at or prior to the Closing; and (3) the Corporation on behalf of the Acquired Fund shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b) The Corporation on behalf of the Acquired Fund shall provide a copy of the resolutions approving this Plan adopted by the Corporation’s Board of Directors, certified by the Secretary or equivalent officer.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Corporation, the Acquired Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

(d) That this Plan and the Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e) That the Acquired Fund shall have declared prior to the Valuation Date and paid before the date of the Closing, a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (A) all of

Acquired Fund’s investment company taxable income ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid) for the taxable year ended prior to the date of Closing and substantially all of such investment company taxable income for the final taxable year, and (B) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the date of Closing and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Acquiring Fund.

(g) That the Corporation’s registration statement with respect to the shares of common stock of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the registration statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the shares of common stock of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Corporation with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be acquired by each Acquired Fund shareholder.

(i) That at the Closing, the Corporation, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

(j) That the Corporation, on behalf of the Acquiring Fund, received an opinion pursuant to and as set forth in Section 8(g).

10.	Fees and Expenses

The expenses of entering into and carrying out the provisions of this Plan, whether or not consummated, shall be borne by Bridgeway Capital Management, LLC (“BCM”) (except brokerage costs).

11.	Termination; Waiver; Order

(a) Anything contained in this Plan to the contrary notwithstanding, the Corporation may terminate this Plan and the Reorganization may be abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2021, this Plan shall automatically terminate on that date, unless a later date is established by the Corporation.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Corporation, the Acquired Fund, the Acquiring Fund or its directors, officers, agents or shareholders in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Corporation (except as provided herein).

(e)  The respective representations and warranties and obligations contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither the Corporation, the Acquired Fund, the Acquiring Fund nor any of their respective officers, directors, agents or shareholders shall have any liability with respect to such representations and warranties or obligations after the Closing.  This provision shall not protect any officer, director or agent against any liability for which such officer, director or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Corporation to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law.

12.	Liability of the Corporation

The Corporation acknowledges that: (i) all obligations of the Corporation under this Plan are binding only with respect to the Corporation, the Acquired Fund and the Acquiring Fund; (ii) any liability of the Corporation under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; (iii) any liability of the Corporation under this Plan with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and (iv) no other series of the Corporation shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Corporation, the Acquired Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Corporation.

13.	Final Tax Returns and Forms 1099 of the Acquired Fund

(a) After the Closing, the Corporation shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Corporation with respect to the Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b) Any expenses incurred by the Corporation or the Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax Returns and Forms 1099 after the Closing, shall be borne by the Acquired Fund to the extent such expenses have been or should have been accrued by the Acquired Fund in the ordinary course without regard to the Reorganization contemplated by this Plan; any excess expenses shall be borne by BCM at the time such Tax Returns and Forms 1099 are prepared.

14.	Amendments

This Plan may only be amended in writing at the direction of the Board of Directors of the Corporation.

15.	Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of laws.

The Corporation has adopted this Plan of Reorganization and it shall be deemed effective, all as of the day and year first-above written.

Bridgeway Funds, Inc., on behalf of Small-Cap Value Fund and Small-Cap Growth Fund

By
     Tammira Philippe, President
Acknowledged by Bridgeway Capital Management, LLC

By
Tammira Philippe, President

EXHIBIT E
FINANCIAL HIGHLIGHTS
The financial highlight tables are intended to help you understand the Funds’ financial performance for the past five fiscal years and are included in the Acquiring Fund’s prospectus and the Target Fund’s prospectus (the Target Fund’s prospectus which is incorporated by reference).  The financial highlights tables below provide additional information for the most recent six-month reporting period.  The information for the twelve-month annual reporting period is audited and the information for the six-month semi-annual reporting period is unaudited.  Each Fund’s fiscal year end is June 30, and, accordingly, each Fund’s financial highlights table below contains information for the six-month period ended December 31, 2020.

Target Fund

The following schedule presents financial highlights for one share of the Target Fund outstanding for the period indicated.
	For the Six Months Ended 12/31/20 (Unaudited)	Year Ended June 30
		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.77	$24.28	$30.32	$24.92	$20.33	$21.17

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.06	0.00(b)	(0.03)	0.09	0.06	0.07
Net Realized and Unrealized Gain (Loss)	7.95	(3.51)	(3.43)	5.36	4.60	(0.91)

Total from Investment Operations	8.01	(3.51)	(3.46)	5.45	4.66	(0.84)

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	–	(0.10)	(0.05)	(0.07)	–
Net Realized Gain	–	(0.00)(b)	(2.48)	–	–	–

Total Distributions	(0.07)	–	(2.58)	(0.05)	(0.07)	–

Net Asset Value, End of Period	$28.71	$20.77	$24.28	$30.32	$24.92	$20.33

Total Return(c)	38.55%(f)	(14.46%)	(10.81%)	21.91%	22.97%	(3.97%)
Ratios and Supplemental Data:
Net Assets, End of Period (in 000's)	$28,018	$22,775	$42,085	$55,472	$46,544	$36,394
Expenses Before Waivers and Reimbursements	1.33%(g)	1.22%(d)	1.11%	1.08%	1.16%	1.20%
Expenses After Waivers and Reimbursements	0.94%(g)	0.94%(d)	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	0.50%(g)	0.00%(e)	(0.10%)	0.35%	0.24%	0.36%
Portfolio Turnover Rate	59%(f)	115%	102%	122%	136%	137%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Includes interest expense of 0.01%.
(e)	Amount represents less than 0.005%.
(f)	Not annualized.
(g)	Annualized for periods less than one year.
See Notes to Financial Statements.
E-1

Acquiring Fund

The following schedule presents financial highlights for one share of the Acquiring Fund outstanding for the period indicated.
	For the Six Months Ended 12/31/20 (Unaudited)	Year Ended June 30
		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.52	$20.24	$29.60	$24.82	$20.87	$22.40

Income from Investment Operations:
Net Investment Income(a)	0.13	0.19	0.47	0.20	0.22	0.29
Net Realized and Unrealized Gain (Loss)	7.29	(3.40)	(5.72)	4.81	3.97	(1.43)

Total from Investment Operations	7.42	(3.21)	(5.25)	5.01	4.19	(1.14)

Less Distributions to Shareholders from:
Net Investment Income	(0.20)	(0.51)	(0.74)	(0.23)	(0.24)	(0.39)
Net Realized Gain	–	–	(3.37)	–	–	–

Total Distributions	(0.20)	(0.51)	(4.11)	(0.23)	(0.24)	(0.39)

Paid-in Capital from Redemption Fees(a)	0.00(b)	–	–	–	–	–
Net Asset Value, End of Period	$23.74	$16.52	$20.24	$29.60	$24.82	$20.87

Total Return(c)	44.93%(d)	(16.43%)	(17.12%)	20.32%	20.08%	(5.02%)
Ratios and Supplemental Data:
Net Assets, End of Period (in 000's)	$40,763	$30,051	$49,652	$69,317	$61,981	$58,741
Expenses Before Waivers and Reimbursements	1.22%(e)	1.12%	1.00%	0.94%	0.98%	1.03%
Expenses After Waivers and Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	1.28%(e)	1.01%	1.97%	0.74%	0.95%	1.41%
Portfolio Turnover Rate	45%(d)	87%	84%	78%	77%	62%

(a) Per share amounts calculated based on the average daily shares outstanding during the period.
(b) Amount represents less than $0.005.
(c) Total return would have been lower had various fees not been waived during the period.
(d) Not annualized.
(e) Annualized for periods less than one year.
See Notes to Financial Statements.
E-2

EXHIBIT F
Additional Information about the Acquiring Fund
This Exhibit contains additional information regarding the Small-Cap Value Fund (the “Fund”).
FUND SUMMARY: SMALL-CAP VALUE FUND

Investment Objective

The Fund seeks to provide long-term total return on capital, primarily through capital appreciation.

Principal Investment Strategies

The Fund invests in a diversified portfolio of small-cap stocks that are listed on the New York Stock Exchange, NYSE American, and NASDAQ. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap value category at the time of purchase. For purposes of the Fund’s investments, “small-cap stocks” are those whose market capitalization (stock market worth) falls within the range of the Russell 2000® Index, an unmanaged, market value weighted index, which measures the performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The market capitalization range for the Russell 2000 Index was $10 million to $12.4 billion as of June 30, 2020. Bridgeway Capital Management, LLC (the “Adviser”) selects stocks within the small-cap value category for the Fund using a statistical approach. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow.

The Adviser’s investment process incorporates material environmental, social, and governance (“ESG”) information as a consideration in the ongoing assessment of all potential portfolio securities. The Adviser uses ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks. As with any consideration used in assessing portfolio securities, the Adviser may, at times, utilize ESG information to increase the weighting of an issuer with a good ESG record or decrease the weighting of an issuer with a poor ESG record. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by the Adviser.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark, the Fund may have significant positions in particular sectors.

While the Fund is managed for long-term total return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Principal Risks

Market Risk—Shareholders of the Fund are exposed to above average stock market risk (volatility) and could lose money. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.

Small-Cap Company Risk—Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources and minimal product diversification.

Value Stocks Risk—Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Sector Risk—Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Capital Gains Risk—If too many small companies in the Fund outgrow the Fund’s small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some stocks, which could create capital gains. There can be no guarantee that the Fund will not distribute substantial capital gains, although the Adviser strongly intends to avoid doing so.

Management and Operational Risk—The Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Environmental, Social, and Governance Investing Risk – The Fund’s incorporation of ESG considerations in its investment strategy may cause it to make different investments than a fund that has a similar investment style but does not incorporate such considerations in its strategy. As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

Performance

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a broad measure of market performance. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results. Updated performance information is available on the Fund’s website at bridgewayfunds.com or by calling 800-661-3550.

Small-Cap Value Fund

Year by Year % Returns as of 12/31 of Each Year-

Return from 1/1/21 through 3/31/21 was 41.03%.

During the periods illustrated in this bar chart, the Fund’s highest quarterly return and lowest quarterly return were:

	Quarter	Total Return
Highest Return:	Q4 20	32.79%
Lowest Return:	Q1 20	-35.52%

Average Annual Total Returns (For the periods ended 3/31/21)
1 Year	5 Years	10 Years

Return Before Taxes	145.04%	16.28%	11.54%
Return After Taxes on Distributions[1]	144.54%	14.97%	10.76%
Return After Taxes on Distributions and Sale of Fund Shares[1]	86.02%	12.69%	9.32%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	97.05%	13.56%	10.06%
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a potential tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

Management of the Fund

Investment Adviser: Bridgeway Capital Management, LLC

Portfolio Manager(s): The Fund is team manage jointly and primarily by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Chief Investment Officer, Portfolio Manager	Since Fund inception (2003)
Elena Khoziaeva, CFA	Portfolio Manager	Since 2005
Michael Whipple, CFA, FRM	Portfolio Manager	Since 2005

Purchase and Sale of Fund Shares

To open and maintain an account*	$2,000
Additional purchases*	$50 by systematic purchase plan $100 by check, exchange, wire, or electronic bank transfer (other than systematic purchase plan)
*Some retirement plans may have lower minimum initial investments.

In general, you can buy or sell (redeem) shares of the Fund by mail, wire or telephone on any business day.

Tax Information

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-advantaged arrangements may be taxed as ordinary income when withdrawn from the account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

ADDITIONAL FUND INFORMATION

Investment Objective

The following investment objectives may be changed by the Board of Directors without shareholder approval. The Fund will notify shareholders at least 60 days prior to any change in its investment objective.  The Fund seeks to provide long-term total return on capital, primarily through capital appreciation.

Principal Investment Strategies

The Small-Cap Value Fund invests in a diversified portfolio of small-cap stocks that are listed on the New York Stock Exchange, NYSE American and NASDAQ. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap value category at the time of purchase. For purposes of the Fund’s investments, “small-cap stocks” are those whose market capitalization (stock market worth) falls within the range of the Russell 2000® Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell 2000® Index is reconstituted from time to time. The market capitalization range for the Russell 2000® Index was $10 million to $12.4 billion as of June 30, 2020. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Generally, these are stocks represented in the Russell 2000® Value Index, plus small stocks with similar “value” characteristics. The Russell 2000® Value Index includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Adviser selects stocks within the small-cap value category for the Fund using a statistical approach. The Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time. Based on statistical rules, securities are sold when the reasons for selecting the stock are no longer valid or when necessary to maintain the risk profile of the overall Fund.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark, the Fund may have significant positions in particular sectors.

While the Fund is managed for long-term total return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, value-oriented stocks in a professionally-managed fund, while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market correction.

Temporary Investments

The Fund generally will be fully invested in accordance with its objective and strategies. However, the Fund may invest without limit in cash or money market cash equivalents pending investment of cash balances or in anticipation of possible redemptions. The Fund may also, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The use of temporary investments and temporary defensive positions therefore is not a principal strategy as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

MANAGEMENT OF THE FUND

The Board of Directors of Bridgeway Funds oversees the Fund’s management, decides on matters of general policy and reviews the activities of the Fund’s Adviser. Bridgeway Capital Management, LLC (“Bridgeway Capital Management”), 20 Greenway Plaza, Suite 450, Houston, Texas 77046, acts as the investment adviser (the “Adviser”) to the Fund pursuant to a Management Agreement approved by the Board of Directors. A discussion regarding the basis for the Board of Directors approving the Management Agreement for the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended June 30, 2020.

The Adviser is responsible for the investment and reinvestment of the Fund’s assets and provides personnel and certain administrative services for operation of the Fund’s daily business affairs. It formulates and implements a continuous investment program for the Fund consistent with its investment objectives, policies and restrictions. The Fund has a management fee that is comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance fee adjustment, which is adjusted upward or downward depending on the Fund’s performance relative to the applicable market index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this performance period. As a result, management fees expressed as a percentage of net assets are a function of both current and historic net assets.

Performance –based fees range from 0.55% to 0.65%. This range assumes current assets equal average assets over the performance period. However, the performance-based fee adjustments are calculated based on the Fund’s average daily net assets over the most recent five-year performance period ending on the last day of the quarter. If stated in terms of current year net assets the effective performance fee rate can be less than or higher than this fee range. The Adviser seeks to protect shareholders from much higher than expected management fees that could result from this formula by contractually agreeing to expense limitations on the Fund.

For the fiscal year ended June 30, 2020, the Adviser received an investment management fee (as a percentage of the average daily net assets of the Fund) after taking into account any applicable management fee waivers and performance fee adjustments, of 0.36%.

The Adviser, pursuant to its Management Agreement with the Fund, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed a fiscal year expense ratio of 0.94% for the Fund (the “Expense Cap”).  Any material change to the Expense Cap would require a vote by shareholders of the applicable Fund.

Please see the SAI of the Fund for more detail on the management fee calculation.

How Are the Actively Managed Funds Managed?

The Adviser uses multiple statistically driven models to make investment decisions. As an actively managed Fund, these models were originally developed by the Adviser and are maintained by the Investment Management Team. Although the models are proprietary, some information may be shared for the investor’s understanding.

The Adviser uses multiple, multi-factor models to manage the Funds. The Adviser looks at stocks from a variety of different perspectives using different models seeking to “dampen” some of the volatility inherent in each model and style. A confluence of favorable factors within a single model results in a stock being included as a model “buy.”

The Adviser is extremely disciplined in following the models. The Adviser resists overriding the models with qualitative or subjective data. The Adviser relies heavily on statistics and the discipline of the process.

The Adviser does not talk to company management or Wall Street analysts for investment ideas. Examples of model inputs include timely, publicly available financial and technical data from objective sources, thus avoiding the emotions or biases of third parties.

The Adviser avoids timing the market or incorporates macro-economic prognostication.

The Adviser seeks to avoid bad data. The Adviser seeks to “tip the scales” in the Fund’s favor by seeking to verify, where possible and within time constraints, the quality of data input to the models.

Who is the Investment Management Team?
Investment decisions for the Fund are based on statistically driven models run by the Investment Management Team. These models can apply to multiple funds. Therefore, the Investment Management Team is organized across two dimensions—models and funds. First, each team member is trained on a set of statistically driven models, and each model has a primary and secondary “practitioner.” Second, each team member is assigned one or more funds for which he or she is responsible for such things as cash flow management, tax management, and risk management. Procedures are documented to the degree that, theoretically, any one of the team members could manage a given model or fund. Roles and responsibilities rotate across models and funds to build team depth and skills. Modeling research is designed, presented, and scrutinized at the team level.

Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

John Montgomery is the Chief Investment Officer and Portfolio Manager for all of the Bridgeway Funds. John founded the Adviser in 1993 and has worked at the Adviser since its inception. He holds a BS in Engineering and a BA in Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.

Elena Khoziaeva, CFA, is a Portfolio Manager and began working at the Adviser in 1998. Her responsibilities include portfolio management, investment research, and statistical modeling. Elena earned a Bachelor of Economic Sciences degree from Belarussian State Economic University in Minsk and graduated with highest honors from the University of Houston with an MBA in accounting.

Michael Whipple, CFA, FRM, is a Portfolio Manager and began working at the Adviser in 2002. His responsibilities include portfolio management, investment research, and statistical modeling. He holds a BS in Accountancy and Finance from Miami University in Ohio. Michael worked in public accounting with a focus on auditing from 1993 to 2000 before attending the University of Chicago Booth School of Business from 2000 to 2002, where he earned his MBA.
Additional Information About Investment Management Team Members. The Bridgeway Funds’ SAI provides information about the actual compensation of Mr. Montgomery. The SAI also provides information about the compensation structure of the Portfolio Managers, ownership in each Bridgeway Fund and other accounts managed by the Portfolio Managers.

Who is Bridgeway Capital Management?

Bridgeway Capital Management, LLC, a Delaware limited liability company, is the investment adviser to the Funds (the “Adviser”). The Adviser believes principles are the foundation of prosperity. The firm offers intelligently designed investment strategies, sub-advisory services, and mutual funds to select institutions and advisers. Committed to community impact, the Adviser donates 50% of its profits to non-profit and charitable organizations. The Adviser practices relational investing, an approach that bridges the gap between investment results and returns for humanity by taking an innovative approach to asset management.

For nearly 30 years, the Adviser has followed a disciplined, statistical process, grounded in academic theory and fundamental data, which has resulted in long-term outcomes. Putting investors’ interests first is a hallmark of the firm’s servant leadership culture and core values of integrity, performance, efficiency, and service.

Both Bridgeway Funds and the Adviser are committed to a mission statement that places integrity above every other business value. Due to actual or perceived conflicts of interest, neither Bridgeway Funds nor the Adviser:
•	takes part in directed brokerage arrangements,
•	participates in any pre-arranged soft dollar arrangements, or
•	has a brokerage relationship with any affiliated organization.

 Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, the Adviser has adopted a Code of Ethics that applies to the personal trading activities of its staff members. Bridgeway Funds also adopted the same Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics establishes standards for personal securities transactions by staff members covered under the Code of Ethics. The Code of Ethics seeks to ensure that securities transactions by staff members are consistent with the Adviser’s fiduciary duty to its clients and to ensure compliance with legal requirements and the Adviser’s standards of business conduct. Under the Code of Ethics, staff members have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. To help prevent conflicts of interest, all staff members must comply with the Code of Ethics, which imposes restrictions on the purchase or sale of securities for their own accounts and the accounts of certain affiliated persons. Among other things, the Code of Ethics requires pre-clearance (in certain circumstances) and monthly reporting of all personal securities transactions, except for certain exempt transactions and exempt securities. In addition, the Adviser has adopted policies and procedures concerning the misuse of material non-public information that are designed to prevent insider trading by any staff member.

Copies of the Code of Ethics are on file with and publicly available from the SEC.

In addition to the stringent Code of Ethics described above, putting investors’ interests first is a hallmark of the Adviser’s servant leadership culture and core values of integrity, performance, efficiency, and service. The Adviser believes principles are the foundation of prosperity. Committed to community impact, the Adviser donates 50% of its profits to non-profit and charitable organizations. The Adviser practices relational investing, an approach that bridges the gap between investment results and returns for humanity by taking an innovative approach to asset management. The Adviser stresses process, results, and values that matter, rather than titles and status. Staff members are paid commensurate with performance and market salary scales.

SHAREHOLDER INFORMATION

Net Asset Value (NAV)

The net asset value (“NAV”) per share of the Fund is the value of the Fund’s investments plus other assets, less its liabilities, divided by the number of Fund shares outstanding. In determining the NAV, the Fund’s assets are valued primarily on the basis of market quotations. In cases of trading halts or in other circumstances when quotations are not readily available or are deemed unreliable for a particular security, the fair value of the security will be determined based on procedures established by the Board of Directors. Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. To the extent the Fund invests in other investment companies, the NAV of the investment companies in which the Fund invests will be included in the calculation of the Fund’s NAV. The prospectuses of those investment companies explain the circumstances under which those investment companies will use fair value pricing and the effects of using fair value pricing.

Because the Fund charges no sales loads, the price you pay for shares is the Fund’s NAV. The Fund is open for business every day the New York Stock Exchange (“NYSE”) is open. The Fund does not calculate NAV on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other day when the NYSE is closed. Every buy or sell order you place in good order will be processed at the next NAV calculated after your order has been received by the Fund or its agent.

The NAV is calculated for the Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. In rare and unforeseen situations that prevent the NYSE from being open during a regular trading day, the Fund may, but is not required to, calculate its NAV. In such a situation, whether or not the Fund calculates its NAV may depend on whether the exchanges on which Fund holdings trade are open. If the NYSE begins an after-hours trading session, the Board of Directors has set closing price procedures. Mutual fund marketplaces and members of the National Securities Clearing Corporation (“NSCC”) may have an earlier cut-off time for pricing a transaction. Foreign markets may be open on days when U.S. markets are closed; therefore, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. The NAV of the Fund, however, will only change when it is calculated at the NYSE daily close.

Rule 12b-1 and Shareholder Services Fees

On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Fund’s average daily assets for sales and distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Board of Directors, including a majority of those Directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act.

On October 1, 2003, Bridgeway Funds’ shareholders approved modification of the 12b-1 Plan to permit selected Bridgeway Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund shares subject to this 12b-1 fee.

Policy Regarding Excessive or Short-Term Trading of Fund Shares

The Board of Directors of the Fund has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Fund.

The Fund does not accommodate market timing and is not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Fund and can raise its expenses. The Fund reserves the right to reject any purchase order, including exchange purchase, with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider the following activities to be excessive trading:
•	The sale or exchange of shares within a short period of time after the shares were purchased;
•	A series of transactions indicative of an excessive trading pattern or strategy; or
•	The Fund reasonably believes that a shareholder or person has engaged in such practices in connection with other Bridgeway Funds.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Short-term and excessive trading of Fund shares may present various risks to the Fund, including:
•	potential dilution in the value of Fund shares,
•	interference with the efficient management of the Fund’s portfolio, and
•	increased brokerage and other transaction costs.

The Fund may invest in equities that have low liquidity and therefore may be more susceptible to these risks.

The Fund currently monitors trade activity to reduce the risk of market timing. When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the Fund by an investor is detected, the Adviser may prohibit that investor from future purchases in the Fund or limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Adviser seeks to make such determinations in a manner consistent with the interests of the Fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Adviser may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries (see discussion below).

Market timing through financial intermediaries. Shareholders are subject to the Fund’s policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Fund or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Fund for trading on behalf of its customers. To the extent required by applicable regulation, the Fund (or an agent of the Fund) enters into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary. While the Fund (or an agent of the Fund) monitors accounts of financial intermediaries and will encourage financial intermediaries to apply the Fund’s policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity, enforce the Fund’s policy prohibiting frequent trading or enforce any applicable redemption fee with respect to customers of financial intermediaries. Certain financial intermediaries may be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially harmful to a Fund. For example, should it occur, the Fund may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Fund’s policy prohibiting frequent trading to their customers. Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Fund’s policy and may be rejected in whole or in part by the Fund. However, there can be no assurance that the Fund will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. Finally, it is important to note that shareholders who invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the Fund.

Revenue Sharing

The Adviser, from its own resources, may make payments to financial service agents as compensation for access to platforms or programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs. These payments would be in addition to any other payments described in this prospectus. The amount of the payment may be different for different agents. These additional payments may include amounts that are sometimes referred to as “revenue sharing” payments. These payments may create an incentive for the recipient to recommend or sell shares of the Fund to you. The Board of Directors of the Bridgeway Funds will monitor these revenue sharing arrangements as well as the payment of management fees paid by the Fund to ensure that the levels of such management fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser from its legitimate profits, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by the Adviser.

Please contact your financial intermediary for details about additional payments it may receive and any potential conflicts of interest. Notwithstanding the payments described above, the Adviser is prohibited from considering a broker-dealer’s sale of Fund shares in selecting such broker-dealer for the execution of Fund portfolio transactions. Also notwithstanding these arrangements, the Adviser routinely declines to participate in the most expensive “no-transaction fee” arrangements and is therefore excluded from participation in some of the highest profile “pay to play” distribution arrangements.

Purchasing Shares

You may purchase shares using one of the options described below. Purchase orders will not be processed unless the account application and purchase payment are received by the Fund or its agent in good order before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Purchase orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information. The minimum initial investment in any Fund is $2,000, the subsequent investment minimum is $100 and the systematic purchase plan minimum is $50. However, some retirement plans and health savings accounts may have lower minimum initial investments.

Directly From the Fund

Buying Shares. You can purchase shares directly from the Fund by completing and submitting an application, which can be obtained on our website, or by calling 800-661-3550. All initial investments must be made by check or wire, and additional investments may be made by check, wire or ACH. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for example, money order, traveler’s check, starter check or credit card check).

Checks. Checks must be made payable to “Bridgeway Funds.”

Applications & checks can be sent via:

Regular Mail:
Bridgeway Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9860
Providence, RI 02940-8060

Overnight Mail:
Bridgeway Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722

Automated Clearing House (ACH). You may purchase additional shares through an electronic transfer of money from a checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. There is a limit of $30,000 per Fund on ACH purchases.

Wires. Call to notify us of your incoming wire and request wiring instructions. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to the Fund. Your financial institution may charge a fee for this service.

In-Kind Purchases. The Fund may accept payment for Fund shares in the form of securities that are permissible investments for the Fund at the sole discretion of the Adviser.

From Fund Marketplaces

Shareholders may purchase and redeem Fund shares through selected mutual fund marketplaces. Check with your marketplace for availability. Many Fund investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation. Account minimums and other terms and conditions may apply. Check with each marketplace for a more complete list of fees that you may incur.

From Financial Service Organizations. You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements are in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this prospectus (for example, some or all of the services and privileges described may not be available to you).

 Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts. Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	Instructions must be signed by all persons exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits. You should consult your tax professional to determine tax benefits available to you.
Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities	Submit a secretary’s (or similar) certificate covering incumbency and authority.
Trusts	The trust must be established before an account can be opened. Provide the first and signature pages from the trust document identifying the trustees.
Investment Procedures

How to Open an Account	How to Add to Your Account
By check • Obtain an application by mail, fax or from our website. • Complete the application and any other required documentation. • Mail your application and any other documents and your check.	By check • Complete an investment slip from a confirmation statement or write us a letter. • Write your account number and Fund on your check. • Mail the slip or letter and your check.
By wire
• Obtain an application by mail, fax or from our website.
• Complete the application and any other required documentation.
• Call us to fax the completed application and documentation. We will open the account and assign an account number.
• Instruct your bank to wire your money to us.
• Mail us your original application and any other documentation.

By wire
• Call to notify us of your incoming wire and request wiring instructions.
• Note your fund and account number in the memo portion of your wire request.
• Instruct your bank to wire your money to us.

Applications & checks can be sent via:

Regular Mail:
Bridgeway Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9860
Providence, RI 02940-8060

Overnight Mail:
Bridgeway Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722

Online
• Logon to our website bridgewayfunds.com.
• Click the link “Shareholder Login.”
• Login to your account.
 • Follow the online steps.
• We will electronically debit your purchase from your selected financial institution.

By automatic monthly ACH payment
• Online after logging on to your account under the link “Account Options.”
• Write us to request an ACH providing us with your fund account number, dollar amount of the ACH, day of month you want the transaction to be processed on along with the bank name, address, ABA and account number, and type of banking account the funds will be drawn from.

Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collections. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear or is later rejected, your purchase will be canceled. You will be responsible for any direct losses or expenses incurred by the Fund or the transfer agent as a result of a check or an ACH transfer that does not clear, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption request due to nonpayment.

Rejection of Purchase Orders. The Fund reserves the right to refuse purchase orders for any reason. For example, the Fund may reject purchase orders for very small accounts (e.g., accounts comprised of only one share of a Fund) as well as for reasons that the Adviser feels will adversely affect its ability to manage the Fund effectively.

Redeeming Shares

Selling Shares. The Fund processes redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays of up to 7 days may occur in cases of very large redemptions, excessive trading or during unusual market conditions. Redemption orders received in proper form by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day.

If you are selling shares that were recently purchased by check or through ACH, you will not be able to place a redemption request until the check has cleared, which may take up to 15 days, or the ACH transaction has been completed and is deemed unlikely to be reversed, which may take 30 or more calendar days. Please note also that an account with a purchase made by ACH may be limited to directing the delivery of subsequent redemption proceeds to the bank account associated with funding of the purchase.

The Fund generally meets redemption requests by selling portfolio securities. In cases where redemption proceeds are paid to a shareholder prior to the settlement of the portfolio security sales made to meet the redemption request, the Fund may use short-term borrowing to resolve the settlement day gap. For redemption requests over a certain amount, the Fund may pay all or a part of the redemption proceeds in-kind (i.e., in securities, rather than in cash), as described below under “Redemption of Very Large Amounts.”

You may not be able to redeem your Fund shares or Bridgeway Funds may delay paying your redemption proceeds if:
•	the NYSE is closed (other than customary weekend and holiday closings);
•	trading on the NYSE is restricted; or
•	an emergency exists (as determined by the U.S. Securities and Exchange Commission).

How to Sell Shares from Your Account

By Mail:
Prepare a written request including:
•	Your name(s) and signature(s),
•	Your account number,
•	The Fund name,
•	The dollar amount or number of shares you want to sell,
•	How to send your proceeds (by check*, wire** or ACH**),
•	A Medallion signature guarantee (See “Medallion Signature Guarantee Requirements”),
•	Other documentation (See “Medallion Signature Guarantee Requirements”),
•	Mail your request and documentation via:

Regular Mail:

Bridgeway Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9860
Providence, RI 02940-8060

Overnight Mail:
Bridgeway Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722
By Telephone:
•	Call us at 800-661-3550 with your request (unless you declined telephone privileges on your account application)
Provide the requested information including:
•	Exact name(s) in which the account is registered,
•	Your account number,
•	Additional form of identification,
•	You may be responsible for any unauthorized telephone order, as long as the transfer agent takes reasonable measures to verify that the order is genuine.
Online:
•	Logon to our website bridgewayfunds.com,
•	Click the link “Shareholder Login”,
•	Login to your account,
•	Follow the online steps.

* Check. Redemption checks are mailed to the account address of record, via first class mail, unless you make other arrangements with the Fund’s transfer agent.

**Wire or ACH Redemptions. You may have your redemption proceeds sent by wire or ACH to you if you provided bank account information on your account. Additional fees may apply for a wire transfer.

Medallion Signature Guarantee Requirements. To protect you and the Fund against fraud, certain redemption options will require a Medallion signature guarantee. A Medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Fund and the transfer agent will need written instructions signed by all registered owners, with a Medallion signature guarantee for each owner, for any of the following:
•	Redemptions greater than $100,000 or more.
•	Changes to a shareholder’s record name.
•	Check redemption from an account for which the address or account registration has changed within the last 30 days.
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record.
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account.
•	Adding or changing ACH or wire instructions, or telephone redemption or exchange options.
•	The Fund and the transfer agent reserve the right to require a Medallion signature guarantee(s) on all redemptions.

Redemption of Very Small Accounts. In order to reduce Fund expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a value of less than $1,000 as a result of a transfer or redemption. For accounts with Bridgeway Funds that are valued at less than $1,000, the Fund or its representative may give shareholders 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

Redemption of Very Large Amounts. While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway Funds at least a week before you redeem an amount of $250,000 or more, especially for Bridgeway’s smaller-cap funds. We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemption proceeds—up to seven days—if the amount will disrupt the Fund’s operation or performance. If your redemptions total more than $250,000 or 1% of the net assets of the Fund within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind (i.e., in securities, rather than in cash). Redemptions in-kind may, at the Adviser’s option and where requested by a shareholder, be made for redemptions less than $250,000.

Redemptions-in-kind will either be done through a distribution of a pro rata slice of the Fund’s portfolio of securities, selected individual portfolio securities, or a representative basket of portfolio securities, and may consist of illiquid securities to the extent held by the Fund. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Exchanging Shares

Exchange Privileges.  You may sell your Fund shares and buy shares of another Bridgeway Fund (also known as an exchange) by making a request in writing or by telephone (unless you declined telephone privileges on your account application). For a list of Funds available for exchange, please consult this prospectus or our website, bridgewayfunds.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and to fund closing commitments. Because exchanges are treated as a sale and purchase for tax purposes, they are taxable transactions.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

 How to Exchange Shares from Your Account

By Mail:
Prepare a written request including:
•	Your name(s) and signature(s),
•	Your account number,
•	The Fund names you are exchanging,
•	The dollar amount or number of shares you want to sell (and exchange).
•	Mail your request and documentation.

By Telephone:
•	Call us with your request (unless you declined telephone authorization privileges on your account application).
Provide the required information including:
•	Your account number,
•	Exact name(s) in which the account is registered,
•	Additional form of identification.

Online:
•	Logon to our website bridgewayfunds.com.
•	Click the link “Shareholder Login.”
•	Login to your account.
•	Follow the online steps.

Miscellaneous Information

Retirement Accounts. The Fund offers IRA accounts including traditional and Roth IRAs. Custodian and other account level fees may apply. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Tax-Sheltered Retirement Plans. Shares of the Fund may be purchased for various types of retirement plans, including IRAs. For more complete information, contact Bridgeway Funds or the marketplaces previously described.

Health Savings Accounts. The Fund may be available through certain health savings accounts approved by the Adviser.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares.

Escheatment. It is important for shareholders of the Fund to periodically access their accounts and to keep their contact information current including mailing address, email address and telephone numbers. Although rules vary by state, lost accounts and/or accounts with no activity or contact for more than three years may be considered abandoned and the assets in the account may eventually be turned over to the state of the shareholder’s last known address as determined by the state’s abandoned property law. This process is known as “escheatment.” You can prevent this from happening to your account simply by keeping your address current and initiating a transaction, accessing your account via our website or by speaking to one of our shareholder service representatives.
It is important to deposit or cash distribution and/or redemption checks promptly. The amount of any outstanding distribution checks (unpaid for six months or more) will be reinvested at the then-current NAV and the checks will be canceled. However, distribution checks will not be reinvested into accounts with a zero balance.
Any outstanding distribution checks or redemption checks will be held for a period of time (which may vary by state) and then escheated to the state of the shareholder’s last known address as required by the state’s abandoned property law.

Householding. To reduce expenses, we may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and other shareholder communications to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call us at 800-661-3550 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. All dividends and distributions in full and fractional shares of the Fund will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

Annual Tax Statements. Each year, the Fund will send you annual tax statements (Forms 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statements, the Fund make every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.” At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy 500 shares in a Fund on December 15th at the Fund’s current NAV of $10 per share, and the Fund makes a capital gain distribution on December 16th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund’s market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares. This is known as “buying a dividend.”

Tax Considerations. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Sale or Redemption of Fund Shares. When you sell or redeem your Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Bridgeway Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis is calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts are not affected. Additional information regarding cost basis reporting and available shareholder elections is available on Bridgeway’s website at bridgewayfunds.com.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale or redemption of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale, redemption, or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Tax Efficiency

The following discussion is not applicable to shareholders in tax-advantaged accounts, such as 401(k) plans and IRAs.

An important aspect of fund ownership in a taxable account is the tax efficiency of the Fund. A fund may have great performance, but if a large percentage of that return is paid in taxes, the purpose of professional management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of the Fund through December 31, 2019. It assumes that a shareholder was invested in the Fund for the full period since inception, had paid taxes at the applicable maximum federal marginal rates and continues to hold the shares. These calculations exclude any state and local taxes. 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have appreciated in value but have not been sold. It also ignores the taxes you would pay if you sold your shares.

The second column is the same tax efficiency number, but considers taxes paid if a shareholder sold his or her shares at the end of the calendar year, December 31, 2019.
Bridgeway Funds Tax Efficiency
	% Tax Efficiency for Shares Held	% Tax Efficiency for Shares Sold
Small-Cap Value Fund (BRSVX)	93.23%	82.76%

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

YOUR VOTE IS IMPORTANT!

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D55042-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE PROXIES ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BRIDGEWAY FUNDS, INC. ("BOARD"). THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL.

		For	Against	Abstain
1.	Approval of the Plan of Reorganization between the SCG Fund and the Small-Cap Value Fund (the "SCV Fund"), providing for (i) the conversion of the shares of the SCG Fund into shares of the SCV Fund and (ii) the resulting transfer to the SCV Fund of all of the property, assets and goodwill of the SCG Fund.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus for this meeting are available at www.Proxyvote.com

D55043-TBD

BRIDGEWAY FUNDS, INC.
Small-Cap Growth Fund
SPECIAL MEETING OF SHAREHOLDERS - September 22, 2021

The undersigned hereby appoints as proxies Tammira Philippe, Sharon Lester and Deborah Hanna, and each of them (with power of substitution), to vote all the undersigned's shares of the Small-Cap Growth Fund (the "SCG Fund") at the Special Meeting of Shareholders to be held on September 22, 2021, at 10:00 a.m., Central Time at the offices of Bridgeway Funds, Inc., 20 Greenway Plaza, Suite 450, Houston, Texas 77046 and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE REFER TO THE PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING THE PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Part B
STATEMENT OF ADDITIONAL INFORMATION
June 30, 2021
To the
Registration Statement on Form N-14 Filed by:

Bridgeway Funds, Inc.
On behalf of Small-Cap Value Fund

20 Greenway Plaza, Suite 450
Houston, Texas 77046
(800) 661-3550

Relating to the September 22, 2021 Special Meeting of the Shareholders
of the following series of Bridgeway Funds, Inc.:

Small-Cap Growth Fund

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated June 30, 2021, (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of Small-Cap Growth Fund to be held on September 22, 2021.  Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Bridgeway Funds, Inc., 20 Greenway Plaza, Suite 450, Houston, Texas 77046, or by calling (800) 661-3550.  You can also access this information at bridgewayfunds.com.

Table of Contents

Page
General Information	1
Incorporation by Reference	1
Pro Forma Financial Information	2

General Information

This Statement of Additional Information relates to the Plan of Reorganization between the Small-Cap Growth Fund (the “Target Fund”) and the Small-Cap Value Fund (the “Acquiring Fund”), each a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), providing for: (i) the conversion of the shares of the Target Fund into shares of the Acquiring Fund and (ii) the resulting transfer to the Acquiring Fund of all of the property, assets and goodwill of the Target Fund (the “Reorganization”).  Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this Statement of Additional Information.

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

1.
Statement of Additional Information (“SAI”) dated October 31, 2020 for Bridgeway Funds, with respect to the Target Fund and the Acquiring Fund (filed via EDGAR on October 26, 2020, Accession No. 0001193125-20-277047).

2.
The audited financial statements included in the Bridgeway Funds Annual Report to Shareholders for the fiscal period ended June 30, 2020, with respect to the Target Fund and the Acquiring Fund (filed via EDGAR on September 3, 2020, Accession No. 0001193125-20-238858)

3.
The unaudited financial statements included in the Bridgeway Funds Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2020, with respect to the Target Fund and the Acquiring Fund (filed via EDGAR on March 5, 2021, Accession No. 0001193125-21-071223).

1

Pro Forma Financial Information
Small-Cap Growth Fund into
Small-Cap Value Fund

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated.  These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and the Acquiring Fund for the twelve month period ended March 31, 2021.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Acquiring Fund, which are available in their annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 – Description of the Fund

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Note 2 - Reorganization

The accompanying unaudited pro forma information has been prepared to show the effect of the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to a Plan of Reorganization (the "Plan") as of the beginning of the period as indicated below in the table.

Small-Cap Growth Fund (Target Fund)	Small-Cap Value Fund (Acquiring Fund)	12 Month Period Ended
Small-Cap Growth Fund	Small-Cap Value Fund	March 31, 2021

Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization.  The Target Fund and the Acquiring Fund are both series of a registered open-end management investment company that issues its shares in separate series. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund.  The table below shows the class and shares that Target Fund shareholders would have received if the Reorganization were to have taken place on April 1, 2020.

Small-Cap Growth Fund (Target Fund) Share Class	Shares Exchanged	Small-Cap Value Fund (Acquiring Fund) Share Class
Class N	1,359,934.967	Class N

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-reorganization periods will not be restated.  All securities held by the Target Fund comply with investment objectives, strategies and restrictions of the Acquiring Fund at March 31, 2021.

2

Note 3 -- Net Assets

The table below shows the net assets of the Target Fund and the Acquiring Fund and Pro Forma combined net assets as of the dates indicated.

Fund	Net Assets	As-of Date
Small-Cap Growth Fund (Target Fund)	$31,722,293	March 31, 2021
Small-Cap Value Fund (Acquiring Fund)	$166,636,521	March 31, 2021
Fund (Pro Forma Combined)	$198,358,814	March 31, 2021

Note 4 – Pro Forma Adjustments

The table below reflects adjustments to expenses made to the pro forma combined Fund as if the Reorganization had taken place on the first day of the period as disclosed in Note 2.  The pro forma information has been derived from the books and records used in calculating the daily net asset values of the Target Fund and Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information.  Actual results could differ from those estimates.

Expense Category	Increase (decrease) in expense
Performance fees (1)	$20,037
Accounting fees (2)	$(41,358)
Transfer agent fees (2)	$(28,127)
Professional fees (3)	$(7,000)
Miscellaneous (3)	$(5,056)
Blue sky fees (4)	$(20,709)
Reports to shareholders (5)	$(16,827)

(1)  Under the terms of the investment advisory contract of the Target Fund, the performance fees have been adjusted to reflect the fee for the Acquiring Fund based on pro forma combined net assets.
(2)  Accounting services fees and Transfer agent fees were adjusted to reflect the fee rates for the combined assets for the Acquiring Fund and reflect the efficiencies of operating as one fund.
(3)  Professional and miscellaneous fees were reduced to eliminate the effects of duplicative fees for audit fees and miscellaneous expenses as a result of combining into one fund.
(4)  Blue sky fees were reduced to eliminate the effects of duplicative state registration fees.
(5)  Reports to shareholder expenses were reduced to reflect the overall expected reduction in print costs and regulatory filings of the combined funds.
No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Note 5 – Reorganization Costs

The estimated costs of the Reorganization are $129,389.  These costs represent the estimated non-recurring expense of the Target Fund carrying out its obligations under the Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed Reorganization.  The Adviser will bear the Reorganization costs of both the Target Fund and the Acquiring Fund (excluding brokerage costs, if any).  The Acquiring Fund is not expected to incur any direct expenses in connection with
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the Reorganization.  The pro forma financial information has not been adjusted for any costs related to the Reorganization.

Note 6 - Accounting Survivor

The Acquiring Fund will be the accounting survivor.  The surviving fund will have the portfolio management team, portfolio composition strategies, investment objective, expense structure, and policies/restrictions of the Acquiring Fund.

Note 7 – Tax Information

Each Fund intends to comply with the requirements of Subchapter M of the Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders.  As such, a Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

At June 30, 2020 the Target Fund had a capital loss carryover of approximately $2,952,754, which is not subject to expiration.  At June 30, 2020 the Acquiring Fund had a capital loss carryover of approximately $2,823,550, which is not subject to expiration.  For additional information regarding capital loss limitations, please see the section entitled Federal Income Tax Consequences in the Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission.

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